UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.        )
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Assertio Holdings, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
NOTICE OF VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
Online Meeting Only — https://www.cstproxy.com/assertiotx/2021
To Be Held May 11, 2021
1:00 p.m. Central Time
To the Stockholders of Assertio Holdings, Inc.:
Notice is hereby given that the Annual Meeting of Stockholders of Assertio Holdings, Inc., a Delaware corporation (the Company), will be held at on May 11, 2021 at 1:00 p.m., Central Time (the Annual Meeting). In light of ongoing developments related to coronavirus (COVID-19), and the related protocols that federal, state and local governments have implemented, the Company’s board of directors has determined that the Annual Meeting will be a virtual meeting conducted exclusively via live webcast. the Company’s board of directors believes that this is the right choice for the Company and the Company’s stockholders at this time, as it permits stockholders to attend and participate in the Annual Meeting while safeguarding the health of the Company’s stockholders, board of directors and management team. We are committed to ensuring that the Company’s stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You can attend the meeting by visiting https://www.cstproxy.com/assertiotx/2021 where you will be able to listen to the meeting live, submit questions and vote online. To participate in the virtual meeting, you will need the 16-digit control number assigned by Continental Stock Transfer included on your proxy card or voting instruction form. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to follow the instructions applicable to them provided in the accompanying Proxy Statement.
The meeting webcast will begin promptly at 1:00 p.m., Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m., Central Time, and you should allow ample time for the check-in procedures. If you experience technical difficulties during the check-in process or during the Annual Meeting please call (917) 262-2373 for assistance. For additional information on how you can attend and participate in the virtual Annual Meeting, please see the instructions beginning on page 1 of the attached Proxy Statement. Because the Annual Meeting will be a completely virtual meeting, there will be no physical location for stockholders to attend.
The Annual Meeting is being held for the following purposes, as more fully described in the accompanying Proxy Statement:
1.
To elect the five directors named in the Proxy Statement to hold office until the 2022 Annual Meeting of Stockholders or until their successors are duly elected and qualified.

2.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and proportionally reduce the number of authorized shares of common stock.

3.
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares.

4.
To approve, on an advisory basis, the compensation of the Company’s named executive officers.

5.
To ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

6.
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only stockholders of record at the close of business on March 31, 2021 will be entitled to notice of, and to attend (online) and vote at, the Annual Meeting or any adjournments or postponements thereof. In accordance with Delaware law, a list of stockholders entitled to vote at the meeting will be available for inspection at the Company’s headquarters for at least 10 days prior to the Annual Meeting, and will also be available for inspection at the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be
Held on
May 11, 2021 at 1:00 p.m. Central Time
The proxy statement and annual report to stockholders
are available at https://www.cstproxy.com/assertiotx/2021
By Order of The Board of Directors
Daniel A. Peisert
President and Chief Executive Officer
Lake Forest, Illinois
April [  ], 2021
YOUR VOTE IS IMPORTANT!
You are cordially invited to attend and participate in the Company’s virtual Annual Meeting. Whether or not you expect to attend the virtual meeting, please complete, date, sign and return the proxy card, or vote over the telephone or the Internet as instructed in these materials, as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) has been provided for your convenience. Even if you have voted by proxy, you may still vote during the Company’s virtual Annual Meeting by visiting the virtual meeting website at https://www.cstproxy.com/assertiotx/2021 where stockholders may vote and submit questions during the meeting. To participate in the virtual meeting, you will need the 16-digit control number assigned by Continental Stock Transfer included on your proxy card or voting instruction form. Your broker, bank or nominee cannot vote your shares for any proposals deemed “non-routine” unless you provide voting instructions. Therefore, if your shares are held by a broker, bank or other nominee, the Company highly encourages you to instruct them regarding how to vote your shares.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

ASSERTIO HOLDINGS, INC.
100 SOUTH SAUNDERS ROAD, SUITE 300
LAKE FOREST, ILLINOIS 60045
(224) 419-7106

PROXY STATEMENT
FOR THE 2021 VIRTUAL ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 11, 2021
1:00 p.m. Central Time

Assertio Holdings, Inc. (the Company) is furnishing this Proxy Statement and the enclosed proxy in connection with the solicitation of proxies by the Company’s Board of Directors (the Board) for use at the Virtual Annual Meeting of Stockholders to be held on May 11, 2021, at 1:00 p.m. Central Time, and at any adjournments thereof (the Annual Meeting). The proxy materials (including our Annual Report on Form 10-K for fiscal year ended December 31, 2020) are being mailed to stockholders on or about April 12, 2021.
Stockholders of record of the Company’s common stock at the close of business on March 31, 2021 can join the Annual Meeting by visiting https://www.cstproxy.com/assertiotx/2021, where stockholders may vote and submit questions during the meeting. To register and receive access to the virtual meeting, registered stockholders and beneficial stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) will need to have the 16-digit control number assigned to them by Continental Stock Transfer and follow the applicable instructions enclosed in this Proxy Statement.

GENERAL INFORMATION
Q:
Why am I receiving these materials?

A:
We have made these materials available to you in connection with our solicitation of proxies for use at the virtual Annual Meeting to be held on May 11, 2021 at 1:00 p.m. Central Time, and at any adjournments or postponements thereof. We invite you to attend the Annual Meeting online and request that you vote on the proposals described in this Proxy Statement.

Q:
How do I attend the virtual Annual Meeting?

A:
The Annual Meeting will be a virtual meeting conducted exclusively via live webcast starting at 1:00 p.m. Central Time. You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by going to https://www.cstproxy.com/assertiotx/2021 and entering your 16-digit control number, which is included on the proxy card or voting instruction form that you received. Because the Annual Meeting is completely virtual and being conducted via live webcast, stockholders will not be able to attend the meeting in person.

In light of the rapidly changing developments related to coronavirus (COVID-19), the Company is pleased to offer its stockholders a completely virtual Annual Meeting, which provides worldwide access and communication, while protecting the health and safety of the Company’s stockholders, directors, management and other stakeholders. The Company is committed to ensuring that stockholders will be afforded the same rights and opportunities to participate as they would at an in-person meeting. The

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Company will try to answer as many stockholder-submitted questions as time permits that comply with the Company’s Annual Meeting rules of conduct. However, the Company reserves the right to edit profanity or other inappropriate language, or to exclude questions that are not pertinent to meeting matters or that are otherwise inappropriate. If substantially similar questions are received, the Company will group such questions together and provide a single response to avoid repetition.
Q:
Do I need to register to attend the Assertio Annual Meeting?

A:
Yes. Pre-registration at https://www.cstproxy.com/assertiotx/2021 is recommended but is not required in order to attend.

Any stockholder wishing to attend the virtual Annual Meeting should register for the meeting before it begins. To register for the virtual meeting, please follow these instructions as applicable to the nature of your ownership of common stock:
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If your shares are registered in your name with Continental, the Company’s transfer agent, and you wish to attend the online-only virtual meeting, go to www.cstproxy.com/assertiotx/2021, enter the control number you received on your proxy card or notice of the meeting and click on the “Click here to preregister for the online meeting” link at the top of the page. Just prior to the start of the meeting you will need to log back into the meeting site using your control number. Pre-registration is recommended but is not required in order to attend.

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Beneficial Stockholders (those holding shares through a stock brokerage account or by a bank or other holder of record) who wish to attend the virtual meeting must obtain a legal proxy by contacting their account representative at the bank, broker, or other nominee that holds their shares and email a copy (a legible photograph is sufficient) of their legal proxy to proxy@continentalstock.com. Beneficial shareholders who email a valid legal proxy will be issued a meeting control number that will allow them to register to attend and participate in the virtual meeting. After contacting Continental, a beneficial holder will receive an email prior to the meeting with a link and instructions for entering the virtual meeting. Beneficial stockholders should contact Continental at least five (5) business days prior to the meeting date.

Q:
Do I have the option to call in to the Company’s Annual Meeting instead of attending the live webcast?

A:
Yes. Stockholders will also have the option to call in to the virtual meeting and listen by telephone by calling:

Optional telephone access (listen-only):
Within the U.S. and Canada: (888) 965-8995 (toll-free)
Outside of the U.S. and Canada: (415) 655-0243 (standard rates apply)
Passcode for telephone access:
84055982#
Q:
How do I submit questions for the Virtual Annual Meeting?

A:
Stockholders participating in the virtual meeting will be in a listen-only mode and will not be able to speak during the webcast. However, in order to maintain the interactive nature of the virtual meeting, virtual attendees are able submit questions before and during the meeting through the virtual meeting portal by typing in the “Submit a question” box. You can also submit any questions by emailing the Company at corpgov@assertiotx.com.

Q:
Who do I contact if I am encountering difficulties attending the meeting online?

A:
If you encounter any difficulties during the check-in process or during the meeting, please call (917) 262-2373 and a technician will be ready to assist you.

Q:
What items will be voted on at the Annual Meeting?

A:
Stockholders will vote on the following items at the Annual Meeting:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
1.
The election to the Board of the five nominees named in this Proxy Statement to serve until the 2022 Annual Meeting or until their successors are duly elected and qualified. (Proposal No. 1);

2.
An amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and proportionally reduce the number of authorized shares of common stock (Proposal No. 2);

3.
An amendment to the Company’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares (Proposal No. 3)

4.
An advisory vote to approve the compensation paid to the Company’s named executive officers (Proposal No. 4);

5.
Ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021 (Proposal No. 5); and

6.
To transact such other business as may properly come before the Company’s Annual Meeting and any adjournments or postponements thereof.

Q:
What are the Board of Director’s voting recommendations?

A:
The Board recommends that you vote “FOR” each of the director nominees and “FOR” each of the other proposals.

Q:
What should I do now in order to vote on the proposals to be voted on at the Company’s Annual Meeting?

A:
After carefully reading and considering the information contained in this Proxy Statement, please mark, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope as soon as possible so that your shares may be represented at the Annual Meeting. You may also cast your vote by attending the virtual Annual Meeting or by voting your shares via the Internet or by telephone by following the instructions on the back of your proxy card.

Q:
Who is entitled to vote and how do I vote?

A:
Only holders of record of our common stock at the close of business on March 31, 2021 (the Record Date) are entitled to attend and to vote at the Annual Meeting. Each share is entitled to one vote on each matter presented at the Annual Meeting. Stockholders do not have cumulative voting rights. As of the Record Date, there were 173,449,424 shares of common stock outstanding.

To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the virtual Annual Meeting. Stockholders of record may vote online at the Annual Meeting by following the instructions available on the meeting website during the meeting or by mail, using the paper proxy card. All proxy cards received by the Company that are properly signed and have not been revoked will be voted in accordance with the instructions contained in the proxy cards. If a signed proxy card is received which does not specify a vote or an abstention, the shares represented by that proxy card will be voted “FOR” each of the nominees to the Company’s board of directors listed on the proxy card under Proposal 1 and “FOR” Proposals 2, 3, 4 and 5. Beneficial owners may vote by telephone or online if their bank or broker makes those methods available, in which case the bank or broker will enclose the instructions with the proxy materials. For further instructions on voting, see your proxy card. If you vote by proxy using the paper proxy card, by telephone or online, the shares represented by the proxy will be voted in accordance with your instructions. Please note, however, that if your shares are held in “street name” and you wish to vote at the Annual Meeting, you must obtain a legal proxy issued in your name from the broker, bank or other nominee of record. Without a valid proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Q:
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

A:
Stockholder of Record.   If your shares are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares, and we sent the proxy materials directly to you.

Beneficial Owner of Shares Held in Street Name.   If your shares are held in an account at a brokerage firm, bank, broker-dealer or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Q:
What if I submit a proxy and later change my mind?

A:
If you have given your proxy and later wish to revoke it, you may do so at any time before it is voted at the Annual Meeting by (a) delivering a proxy revocation or another duly executed proxy bearing a later date to Attn: Legal, Assertio Holdings, Inc., at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045 or (b) attending the virtual Annual Meeting and voting online during the virtual meeting. Attendance at the virtual Annual Meeting will not revoke a proxy unless the stockholder actually votes online during the virtual meeting.

Q:
What happens if other matters are raised at the Annual Meeting?

A:
The Company is not aware, as of the date hereof, of any matters to be voted upon at the Annual Meeting other than those stated in this Proxy Statement and the accompanying Notice of Virtual Annual Meeting of Stockholders. If any other matters are properly brought before the Annual Meeting, the enclosed proxy card gives discretionary authority to the persons named as proxies to vote the shares represented by the proxy card in their discretion.

Q:
What constitutes a quorum?

A:
A majority of the outstanding shares of our common stock as of the Record Date, present online or by proxy and entitled to vote at the Annual Meeting, constitutes a quorum. Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present.

Q:
How is it determined whether a matter has been approved?

A:
Assuming a quorum is present, the approval of the matters specified in the Notice of Virtual Annual Meeting will be determined as follows:

•
For the election of directors in Proposal 1, each nominee will be elected if the number of votes cast for their election exceeds the number of votes cast against their election;

•
For the approval of an amendment to the Company’s certificate of incorporation in Proposals 2 and 3, the proposals must receive the affirmative vote of a majority of the total number of shares issued and outstanding as of the Record Date; and

•
For approval of Proposals 4 and 5 and such other business as may come up, each proposal must receive the affirmative vote of a majority of the shares of our common stock, present online or by proxy and entitled to vote at the Annual Meeting.

Q:
What are broker non-votes and abstentions?

A:
Broker non-votes occur when a broker has not received voting instructions from the beneficial owner of shares held in street name and the broker does not have discretionary authority to vote the shares. Abstentions occur when a stockholder who is present at the meeting, either virtually on the meeting website or by proxy, affirmatively chooses not to vote on a proposal.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Q:
What effect does a broker non-vote or an abstention have?

A:
Broker non-votes and abstentions will be counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions will have no effect on the outcome of the election of directors because broker non-votes and abstentions are not counted as votes cast for purposes of this proposal. Because the affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve the Certificate of Amendments to the Company’s Amended and Restated Certificate of Incorporation to effect the Reverse Stock Split and Authorized Share Reduction Proposal (Proposal 2) and the Increase in Authorized Common Shares Proposal (Proposal 3), broker non-votes and abstentions will count as votes against the Proposals 2 and 3. Abstentions will have the same effect as a vote against any of the other matters specified in the Notice of Virtual Annual Meeting because abstentions are considered shares entitled to vote on these proposals. Broker non-votes will have no effect on such matters because they are not considered shares entitled to vote on these proposals (or, in the case of certain proposals, brokers are expected to have discretionary authority to vote the shares). In order to minimize the number of broker non-votes, we encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in this Proxy Statement.

Q:
Where can I find the voting results of the Annual Meeting?

A:
The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the Inspector of Election and published in a Current Report on Form 8-K, which we are required to file with the SEC on or before the fourth business day following the Annual Meeting.

Q:
Who is paying for the cost of this proxy solicitation?

A:
The proxy card accompanying this Proxy Statement is solicited by the Board of Directors. The Company will pay all of the costs of soliciting proxies for the Annual Meeting. In addition to solicitation by mail, officers, directors and employees of the Company may solicit proxies personally, or by telephone, without receiving additional compensation. The Company has retained Innisfree M&A Incorporated (Innisfree), a proxy solicitation firm, to assist in the solicitation of proxies in connection with the Annual Meeting. The Company will pay Innisfree customary fees in connection with such engagement, which the Company expects will be approximately $20,000 plus reasonable expenses. The Company, if requested, will also pay brokers, banks and other fiduciaries that hold shares of common stock for beneficial owners for their reasonable out-of-pocket expenses of forwarding these materials to stockholders.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
BOARD OF DIRECTORS AND DIRECTOR NOMINEES
The Bylaws of the Company provide for a board of directors (“Board”) consisting of between five and nine directors. The number of directors currently authorized by resolution of the Board is five. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five nominees named in the table below. All of the nominees named in the table below are presently directors of the Company.
Each nominee, other than Mr. Peisert, was elected to his or her present term by the stockholders of the Company at the 2020 Annual Meeting of Stockholders. Subsequently, on May 20, 2020, the Company completed a merger (“Zyla Merger”) with Zyla Life Sciences pursuant to an Agreement and Plan of Merger dated as of March 16, 2020 (“Merger Agreement”). In connection with the consummation of the Zyla Merger, Karen A. Dawes, James P. Fogarty and James J. Galeota, Jr. resigned from the Board. Upon the closing of the Zyla Merger on May 20, 2020, pursuant to the terms of the Merger Agreement approved at the 2020 Annual Meeting of Stockholders, the Board was comprised of nine persons: Arthur J. Higgins, as the non-executive chairman of the Board, Heather L. Mason, William T. McKee, Andrea Heslin Smiley, Todd N. Smith, Peter D. Staple, James L. Tyree, David E. Wheadon, and Timothy P. Walbert, as the lead independent director. Mr. Peisert was appointed to the Board on December 14, 2020 to fill the vacancy created by the voluntary resignation of Mr. Smith as President and Chief Executive Officer and as a director of the Company. Mr. Walbert also resigned voluntarily on December 14, 2020. On December 30, 2020, the Board was reduced to five members; and based on this reduction, Arthur J. Higgins resigned as non-executive chairman and a member of the Board, as well as Andrea Heslin Smiley and David Wheadon who also resigned voluntarily. Upon. Mr. Higgins’ resignation, the board of directors appointed Peter D. Staple as the new chairman of the Board.
The present term of each of the directors named in the table below continues until the Annual Meeting and until his or her successor has been elected and qualified. In the event that any nominee is unable or unwilling to serve as a director or for good cause will not serve at the time of the Annual Meeting, the proxies will be voted for any nominee who will be designated by the present Board to fill the vacancy (to the extent permitted under the SEC rules). The Board has no reason to believe that any of the persons named in the table below who are nominees for election at the Annual Meeting will be unable or unwilling to serve as a director if elected.
The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders and until his or her successor has been elected and qualified.
The Company’s Certificate of Incorporation and Bylaws contain provisions eliminating or limiting the personal liability of directors for monetary damages due to violations of a director’s fiduciary duty to the extent permitted by the Delaware General Corporation Law.
There are no family relationships among any of the Company’s directors or executive officers.
The name of and certain other information regarding each director nominee is set forth in the table below.
Name	Age	Principal Occupation	Director Since
Peter D. Staple	69	Former President and Chief Executive Officer, Corium, Inc.	2003
Heather L. Mason	60	Retired Executive Vice President, Abbott Nutrition	2019
William T. McKee	59	Chief Executive Officer, MBJC Associates, LLC and Chief Financial Officer, C4 Therapeutics, Inc.	2017
Daniel A. Peisert	46	President and Chief Executive Officer, Assertio Holdings, Inc.	2020
James L. Tyree	68	Retired Co-founder and Managing Partner of Tyree & D’Angelo Partners	2016
Peter D. Staple has served as a director of the Company since November 2003. Mr. Staple served as President and Chief Executive Officer of Corium, Inc., a biopharmaceutical company focused on transdermal delivery systems and related technologies to address unmet medical needs from March 2008 to April 2019, and served as a member of the Corium, Inc., Board of Directors from 2008 through May 2020. Mr. Staple serves as a director and member of the audit, nominating and investment committees of Kyto Technology

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
and Life Sciences, Inc., a publicly-held company focused on the development of early stage technology and life science businesses. He also currently serves on the Board of Directors of privately held Kyto Investments, Inc. and Corsair Pharma, Inc. From 2002 to March 2008 he served as director, and from 2002 to November 2007 as Chief Executive Officer, of BioSeek, Inc., a privately-held drug discovery company. From 1994 to 2002, Mr. Staple was a member of the senior executive team at ALZA Corporation, where he was most recently Executive Vice President, Chief Administrative Officer and General Counsel. Prior to joining ALZA, Mr. Staple held the position of Vice President, Associate General Counsel for Chiron Corporation, a biopharmaceutical company. Mr. Staple previously served as Vice President and Associate General Counsel for Cetus Corporation, a biotechnology company. The Board considered Mr. Staple’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Governance; Strategic Transactions; Corporate Finance; Intellectual Property; and Board and Board committee experience. Mr. Staple holds a B.A. and a J.D. from Stanford University.
Heather L. Mason has served as a director of the Company since February 2019. Ms. Mason is a former senior executive of Abbott Laboratories, having retired as Executive Vice President of Abbott Nutrition in October 2017, a role she held since April 2015. From June 2014 to April 2015, Ms. Mason served as Executive Vice President, Global Commercial Operations, prior to which she served as Senior Vice President of Abbott Diabetes Care from May 2008 to June 2014. Ms. Mason joined Abbott in 1990 and held a number of positions in Abbott’s U.S. pharmaceutical business. Prior to joining Abbott, Ms. Mason worked for Quaker Oats, FMC Corporation, and Commonwealth Edison. Ms. Mason serves as a director and member of the audit committee of Convatec Group PLC, a publicly-held medical device company. She also serves as a director and member of the audit and compensation committees of Immatics NV, a publicly-held biotechnology company. Ms. Mason also serves as a director and member of the compensation committee of Pendulum Therapeutics and as the chair of SCA Pharmaceuticals, LLC, both privately held. The Board considered Ms. Mason’s experience and expertise within the following areas relevant to the Company and its business in concluding that she should serve on the Board: Corporate and Executive Management; Operational and Strategic Planning; and Corporate Leadership. Ms. Mason holds a B.S.E. in Industrial Engineering from the University of Michigan and an M.B.A. from the University of Chicago.
William T. McKee has served as a director of the Company since March 2017. He currently serves as Chief Executive Officer of MBJC Associates, LLC, a business consulting firm serving pharmaceutical and biotech companies, and as Chief Financial Officer of C4 Therapeutics, Inc., a biopharmaceutical company. Mr. McKee served as Chief Operating Officer and Chief Financial Officer for EKR Therapeutics, Inc., from July 2010 until June 2012 when EKR was sold to Cornerstone Therapeutics Inc. Until March 2010, Mr. McKee served as the Executive Vice President, Chief Financial Officer and Treasurer of Barr Pharmaceuticals, Inc., a subsidiary of Teva Pharmaceutical Industries Limited, and the successor entity to Barr Pharmaceuticals, Inc., which was acquired by Teva in December 2008. Mr. McKee was also Executive Vice President and Chief Financial Officer of Barr prior to its acquisition by Teva, after having served in positions of increasing responsibility at Barr from 1995 until its acquisition. Prior to joining Barr, Mr. McKee served as a Director of International Operations and Vice President Finance at Absolute Entertainment, Inc. from June 1993 until December 1994. From 1990 until June 1993, Mr. McKee worked at Gramkow & Carnevale, CPAs, and from 1983 until 1990, he worked at Deloitte & Touche. Mr. McKee serves as a director and chair of the audit committee of Aileron Therapeutics, Inc., a publicly-held biopharmaceutical company. He also serves as a board observer of MedRhythms, Inc. and as a director of Vinci Therapeutics, all privately held. From 2014 to June 2020, Mr. McKee served as a director and member of the audit and compensation committees of Agile Therapeutics, Inc., a publicly-held specialty biopharmaceutical company. The Board considered Mr. McKee’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management, Mergers and Acquisitions; Corporate Strategy; and Board and Board committee experience. Mr. McKee holds a B.S. from the University of Notre Dame
Daniel A. Peisert has served as a director and President and Chief Executive Officer of the Company since December 14, 2020. Mr. Peisert previously served as the Company’s Executive Vice President and Chief Financial Officer from June 2020 to December 2020, its Senior Vice President and Chief Financial Officer from December 2018 to June 2020, its Senior Vice President, Business Development from August 2018 to November 2018 and its Vice President, Business Development from September 2017 to August 2018.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Prior to joining the Company, from October 2016 to September 2017, Mr. Peisert served as Vice President, US Legacy Pharmaceuticals for Concordia International Corp., an international specialty pharmaceutical company. Prior to this, from March 2014 to October 2016, he was Vice President, Business Development for Concordia. From February 2012 to February 2014, Mr. Peisert served as a Research Analyst for Cupps Capital and from 2012 to 2013 he served as a member of the board of directors and secretary of SureGene LLC. From 2008 to 2012, Mr. Peisert was Director of Finance and Business Development for Marathon Pharmaceuticals, LLC a privately held specialty pharmaceutical company. Prior to entering the pharmaceutical industry, he was a healthcare equity analyst and portfolio manager for Magnetar Capital and UBS O’Connor and began his career as an auditor for PricewaterhouseCoopers. The Board considered Mr. Peisert’s experience and expertise within the following areas relevant to the Company and its business in concluding that he should serve on the Board: Corporate Management; Corporate Operations; Financial Management, Mergers and Acquisitions; and Corporate Strategy. Mr. Peisert holds a B.S. in Business with an emphasis on Accounting from the University of Minnesota.
James L. Tyree has served as a director of Assertio since October 2016. Mr. Tyree served as co-founder and managing partner of Tyree & D’Angelo Partners, a private equity investment firm from 2013 to July 2020. Prior to founding Tyree & D’Angelo Partners, Mr. Tyree was President of Abbott Biotech Ventures, a subsidiary of Abbott Laboratories focused on investments in early stage pharmaceuticals and biologics. Prior to that, Mr. Tyree held numerous executive positions at Abbott, including Executive Vice President Global Pharmaceuticals, Senior Vice President Global Nutrition, Corporate Vice President Pharmaceutical and Nutritional Products Group, Business Development and Divisional Vice President and General Manger, Japan. Prior to rejoining Abbott in 1997, Mr. Tyree was the President of SUGEN, Inc. and held management positions in Bristol-Myers Squibb, Pfizer, and Abbott. Mr. Tyree serves as a director and chairman of the compensation committee of ChemoCentryx, Inc., a publicly-held biopharmaceutical company. He also serves as the chairman of privately-held Genelux Inc. The Board considered Mr. Tyree’s experience and expertise within the following areas relevant to Assertio and its business in concluding that he should serve on the Board: Healthcare Acquisitions Corporate Management; Commercial Operations; Commercial Strategy; and Board and Board committee experience. Mr. Tyree holds a B.S. and an M.B.A. from Indiana University.

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CORPORATE GOVERNANCE
BOARD AND BOARD COMMITTEES
Board and Committee Meetings and Annual Meetings Attendance
Our Corporate Governance Guidelines provide that directors are expected to attend all scheduled Board and committee meetings and the annual meeting of stockholders. Each then-current director attended the 2020 virtual Annual Meeting of Stockholders. The Board met 29 times during fiscal year 2020. In addition, the Audit Committee met eight times, the Compensation Committee met 11 times and the Nominating and Corporate Governance Committee met four times. Each individual who served as a director during fiscal year 2020 attended 75% or more of each of (i) the total number of Board meetings held during the period of such member’s service and (ii) the total number of meetings of Committees on which such member served, if any, during the period of such member’s service.
Board Independence
Our Corporate Governance Guidelines require that at least two-thirds of the Board be independent directors, as defined under the rules of the Nasdaq Global Market (Nasdaq). The Board has determined that each of Ms. Mason and Messrs. McKee, Staple and Tyree are “independent” under the rules of Nasdaq. In addition, Mses. Dawes and Heslin Smiley and Messrs. Fogarty, Galeota, Walbert and Wheadon were independent during the time they served on the Board during 2020. The Board has also determined that each member of the Audit Committee and the Compensation Committee meets the applicable independence requirements of the Nasdaq rules and SEC rules and regulations.
Board Leadership Structure
Our Corporate Governance Guidelines provide that the roles of Chief Executive Officer and Chairman of the Board should be separate and that the Chairman of the Board should be an independent director. The Board believes that separation of the roles of Chief Executive Officer and Chairman of the Board is the most appropriate structure for the Company because that structure allows the Chief Executive Officer to focus his or her energy on operational issues, while the Chairman of the Board can focus on governance and other related issues, and enhances the independence of the Board. Currently, Mr. Staple, an independent non-employee director, serves as the Chairman of the Board and Mr. Peisert serves as a director and the Company’s President and Chief Executive Officer. The Corporate Governance Guidelines adopted by the Board are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Documents.”
The Board’s Role in Risk Oversight
The Board oversees the establishment and maintenance of the Company’s risk management processes. The Board’s role in the Company’s risk oversight process includes receiving regular updates from members of senior management on areas of material risk to the Company, including commercial sales, clinical and medical affairs, regulatory matters, research and development, supply chain, human resources, finance, legal and compliance, information management and technology, environmental, social and governance matters and strategic and reputational matters. The full Board (or the appropriate Committee in the case of risks that are under the purview of a particular Committee) receives these updates to enable it to understand the Company’s risk profile and the Company’s risk identification, risk management and risk mitigation strategies. When a Committee receives the update, the Chairman of the relevant Committee provides an update on the discussion to the full Board at the next Board meeting. This enables the Board and its Committees to coordinate the risk oversight role.
The Board delegated primary responsibility for oversight of specific risks to its committees. Specifically, the Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to risk in the areas of financial reporting and internal controls, investment policy, tax planning, enterprise risk management, product and general liability insurance, compliance with applicable laws and regulations and related party transactions. The Audit Committee also discusses with management the Company’s policies and practices regarding information management policies and procedures, information systems and related infrastructure

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
and cybersecurity risk management and back-up policies, practices and infrastructure, including, to the extent related to the Company’s financial reporting and accounting processes, insider trading and director and officer insurance. The Compensation Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks relating to the Company’s compensation plans, program and policies, benefit plans, succession planning and corporate culture, as well as oversight of other risks associated with the Compensation Committee’s responsibilities under its charter. The Nominating and Corporate Governance Committee assists the Board in fulfilling its oversight responsibilities with respect to the management of risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, reputational risk, political and charitable contributions and environmental and social responsibility, to the extent such risk arises from these topics.
Board Committees
The Board has established three standing committees: an Audit Committee; a Compensation Committee; and a Nominating and Corporate Governance Committee. Charters for the Company’s Audit, Compensation and Nominating and Corporate Governance Committees are posted on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Documents.”
The members of each committee are appointed by the Board and serve until their successors are elected and qualified, unless they are earlier removed or resign. The Board has determined that the composition of each of the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committees meet the requirements for independence under the applicable SEC rules and the listing standards of the Nasdaq applicable to each such committee. The table below indicates the current composition of each committee and the audit committee members determined by the Board to be “audit committee financial experts.”
Committee	Committee Chair	Additional Committee Members	Audit Committee Financial Experts
Audit	William T. McKee	Heather L. Mason Peter D. Staple	William T. McKee Peter D. Staple
Compensation	James L. Tyree	Heather L. Mason	—
Nominating and Corporate Governance	Heather L. Mason	Peter D. Staple	—
Audit Committee.   The Audit Committee has sole responsibility for appointing and terminating the Company’s independent registered public accounting firm. In addition, the Audit Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
the qualifications and independence of our independent registered public accounting firm and internal auditing function;

•
financial statements and related disclosure matters;

•
internal audit, internal controls and corporate risk management;

•
investment policies, and tax planning and strategies;

•
finance organization and operations;

•
information technology and information management security, and related policies and practices;

•
compliance, insider trading and related party transactions; and

•
other related matters.

Compensation Committee.   The Compensation Committee assists the Board in its oversight responsibilities to stockholders, specifically with respect to:
•
evaluating the performance of the Company against corporate goals and objectives relevant to executive management compensation approved by the Board;

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•
in consultation with the Chairman of the Board, evaluating the CEO’s performance in light of corporate goals and objectives and any individual goals and objectives;

•
evaluating the performance of members of executive management (other than the CEO) in light of the CEO’s evaluation of their performance and the corporate and individual goals and objectives;

•
recommending to the Board for approval CEO compensation based on the Compensation Committee’s evaluation;

•
reviewing and approving the compensation of executive management, other than the CEO, based on the Compensation Committee’s evaluation;

•
executive compensation disclosure, including if necessary by reviewing and discussing the Compensation Discussion and Analysis (CD&A) with Company management and, based on such review and discussion, making a recommendation to the Board regarding whether to include the CD&A in the Company’s proxy statement and/or Annual Report on Form 10-K;

•
overseeing, reviewing and approving inclusion of a compensation committee report if necessary in the Company’s proxy statement and/or Annual Report on Form 10-K pursuant to applicable securities rules and regulations;

•
compensation and benefit plans;

•
non-employee director compensation (including by reviewing periodically, and recommending to the Board for approval, the form and amount of compensation of non-employee directors of the Board for their service); and

•
risk oversight associated with the foregoing.

Nominating and Corporate Governance Committee.   The primary responsibilities of the Nominating and Corporate Governance Committee are:
•
identifying individuals qualified to become Board members, consistent with criteria approved by the Board, and selecting, or recommending that the Board select, the director nominees for the next annual meeting of stockholders, or in the case of a vacancy on the Board, recommending an individual to fill such vacancy;

•
reviewing and recommending to the Board the appropriate organizational and board leadership structure;

•
reviewing the adequacy of our corporate governance principles on a regular basis;

•
developing and recommending to the Board a set of corporate governance guidelines applicable to the Company;

•
overseeing the Board’s self-evaluation process, and providing the Board advice regarding Board succession;

•
recommending to the Board membership for each Board committee and any changes to the Board’s committee structure as it deems advisable; and

•
providing oversight of the risks associated with matters overseen by the Nominating and Corporate Governance Committee, including corporate governance, director succession planning, political and charitable contributions, and reputational risk to the extent such risk arises from these topics.

DIRECTOR NOMINATIONS
The information below describes the criteria and process that the Nominating and Corporate Governance Committee uses to evaluate candidates to the Board.
Criteria for Nomination to the Board of Directors; Process for Identifying and Evaluating Nominees.   Our Nominating and Corporate Governance Committee has adopted a Director Nomination Protocol (the Protocol) that, together with the Company’s Bylaws, describes in detail the process we use to fill vacancies and add new members to the Board. The Protocol is available at www.assertiotx.com under the caption

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“Investors — Corporate Governance — Documents,” as Appendix A to the Nominating and Corporate Governance Committee charter. Under the Protocol, in general, while there are no specific minimum qualifications for nominees, any candidate for service on the Board should possess the highest personal and professional ethics and be committed to representing the long-term interests of the Company’s stockholders. Director candidates should be committed to the Company’s core values (common purpose, integrity, teamwork, agility and accountability), and must strongly support the Company’s core purpose, which is to enhance the lives of the patients, families, physicians, payors and providers it serves. They must also bring to the Board a deep and wide range of experience in the business world, and diverse problem-solving talents. The Board should represent an appropriate/relevant mix of skills, industry experience, backgrounds, ages and diversity (inclusive of race, gender and ethnicity). The Company is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. Typically, Board members will be people who have demonstrated high achievement in business or another field, enabling them to provide strategic support and guidance for the Company. Particular areas of expertise sought include: corporate strategy and development; commercial sales and marketing; commercial operations and execution; corporate finance; financial and/or accounting expertise; organizational leadership, development and management; public company management and disclosure; and corporate risk assessment and management. Directors must also have an inquisitive and objective perspective, practical wisdom and mature judgment.
As part of the Nominating and Corporate Governance Committee’s goal of building a diverse board, the Nominating and Corporate Governance Committee is committed to actively seeking out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen. The Nominating and Corporate Governance Committee assesses its effectiveness in achieving this goal as part of its annual assessment of the composition of the Board.
In evaluating nominees, the Nominating and Corporate Governance Committee and the full Board assess the background of each candidate in a number of different ways, including how the individual’s qualifications complement, strengthen and enhance those of existing Board members as well as the anticipated future needs of the Board. The Board also performs an annual self-evaluation, through which the members of the Board assess the Board’s performance and ways in which such performance can be improved. Directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serve on the Board for an extended period of time. The Company also will consider the candidate’s independence under applicable Nasdaq listing standards and the Company’s Corporate Governance Guidelines.
The Nominating and Corporate Governance Committee will identify potential candidates to recommend to the full Board and a search firm may be engaged to identify additional candidates and assist with initial screening. If the Nominating and Corporate Governance Committee engages any such search firm, in furtherance of the Company’s goals set forth under above, the Nominating and Corporate Governance Committee will request that the search firm actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool of potential candidates presented to the Nominating and Corporate Governance Committee. The Nominating and Governance Committee and the Chairman of the Board will perform the initial screening and review the credentials of all candidates to identify candidates that they feel are best qualified to serve. The Chairman of the Nominating and Governance Committee, working with the Chairman of the Board, will obtain background and reference information, as appropriate, for the candidates under consideration. The Nominating and Corporate Governance Committee will review all available information concerning the candidates’ qualifications and, in conjunction with the Chairman of the Board, will identify the candidate(s) they feel are best qualified to serve on the Company’s Board. The members of the Nominating and Governance Committee, the CEO, and the Chairman of the Board (or the Chairman of the Board’s delegate from the Board) will meet with the leading candidates to further assess their qualifications and fitness, and to determine their interest in joining the Board. Following the meeting, the Board member participants and the Chairman of the Board will make a recommendation concerning the candidate to the Nominating and Governance Committee, which will consider whether to recommend the candidate to the full Board for election.
Director Candidates Recommended by Stockholders.   The Nominating and Corporate Governance Committee will consider candidates recommended by stockholders. The procedures that stockholders

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
should use to nominate directors are provided in our Bylaws. For details, see “— Stockholder Proposals” below. Stockholders should also provide such additional information as will allow the Nominating and Corporate Governance Committee to evaluate the candidate in light of the key principles listed above, including but not limited to information concerning the candidate’s commitment to the Company’s core values, personal and professional ethics, business experience and independence. The Nominating and Corporate Governance Committee may ask the candidate or the stockholder nominating the candidate to provide additional information at any time, and may conduct its own investigation of a candidate’s background, as the Nominating and Governance Committee deems appropriate under the circumstances. There are no differences in the manner of evaluation if the nominee is recommended by a stockholder.
Nominees to the Board of Directors for the Annual Meeting.   The nominees for the Annual Meeting were recommended for selection by the Nominating and Corporate Governance Committee and were selected by the Board. Other than Mr. Peisert, who was appointed as a director on December 14, 2020 to fill the vacancy created when our former President and Chief Executive Officer voluntarily resigned, each of the nominees listed in this Proxy Statement is a current director standing for re-election.
COMMUNICATIONS WITH DIRECTORS
The Company believes that communication between the Board, stockholders and other interested stakeholders is an important part of the Company’s corporate governance process. To this end, the Board has adopted Stockholder Communication Procedures that are available at www.assertiotx.com under the caption “Investors — Corporate Governance — Documents” and that provide a process for stockholders to send communications to the Board, any individual director or the non-management directors as a group, through the Chairman. Communications may be sent in writing or by email to: Peter D. Staple, Chairman of the Board, Assertio Holdings, Inc., c/o General Counsel, 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, email: corpgov@assertiotx.com.
The Corporate Secretary will act as agent for the independent Chairman in facilitating direct communications to the Board. The Corporate Secretary will review, sort and summarize the communications. The Corporate Secretary will not, however, “filter out” any direct communications from being presented to the independent Chairman without instruction from the independent Chairman, and in such event, any communication that has been filtered out will be made available to any non-employee director who asks to review it. The Corporate Secretary will not make independent decisions with regard to what communications are forwarded to the independent Chairman. The Corporate Secretary will send a reply to the sender of each communication acknowledging receipt of the communication.
CODE OF ETHICS
The Board has adopted a Code of Business Conduct and Ethics (Code of Ethics) that applies to all of the Company’s employees, officers and directors, including its principal executive officer and its principal financial officer or persons performing similar functions. A copy of the Code of Ethics is available on the Company’s website at www.assertiotx.com under the caption “Investors — Corporate Governance — Documents” and any amendments to or waivers of the Code of Ethics will be posted to such website. We intend to disclose future amendments to certain provisions of the Code of Ethics, and any waivers of the Code of Ethics granted to executive officers and directors, on the website within four business days following the date of the amendment or waiver.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE MATTERS
As a pharmaceutical company, we have identified the following environmental, social and governance matters, by category, as among the most important to our business.
Environmental
•
We are committed to identifying and managing any environmental risks applicable to our business.

•
We have policies related to the proper handling of materials.

•
We value our natural resources and seek to work with contractors who are aligned with these values.

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•
Our product quality team oversees product safety, quality and compliance.

Social
•
We encourage diversity and inclusiveness in our workforce and have established a Diversity and Inclusion Committee.

•
We seek to employ talented individuals as employees and develop them to their fullest potential.

•
We seek to offer our employees highly competitive compensation and benefit packages to retain them for the long term.

•
We offer wellness programs that focus on the health, safety and welfare of our employees, including an injury and illness prevention plan.

Governance
•
We are committed to maintaining a strong corporate governance program which we believe reflects best practices. The Board’s Corporate Governance Guidelines (posted on the Company’s website at www.assertiotx.com) address, among other matters, the Board’s composition and structure, responsibilities, retirement policy, meeting procedures, its role in leadership development and general committee matters.

•
We are committed to building a diverse Board and actively seek out highly qualified diverse candidates (including women and minority candidates) to include in the pool from which Board nominees are chosen.

•
We require our employees to act responsibly in compliance with applicable laws, rules and regulations and to conduct dealings with patients, medical professionals, and the Company’s customers, suppliers and competitors fairly, honestly and with integrity.

•
We provide regular training to our employees that supports their ability to act responsibly in compliance with applicable laws and standards.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding ownership of the Company’s common stock as of March 31, 2021 (or for information based on filings with the SEC as of the dates specified below) by (a) each person known to the Company to own more than 5% of the outstanding shares of the Company’s common stock, (b) each director and director nominee, (c) each named executive officer and (d) all current directors and executive officers as a group. The information in this table is based solely on statements in filings with the SEC or other information made available to the Company that is deemed reliable.
Name of Beneficial Owner(1)	Aggregate Number of Shares of Common Stock(2)	Number Subject to Convertible Securities Exercisable Within 60 days	Percentage of Common Stock(2)
Highbridge Capital Management, LLC(3)	6,158,759	3,383,170	5.4%
Arthur J. Higgins	906,569(4)	526,995(5)	*%
Todd N. Smith	—	1,053,750(6)	*%
Daniel A. Peisert	224,287	387,695(7)	*%
Mark Strobeck	—	—	*%
Stanley Bukofzer	134,216	40,584(8)	*%
Heather L. Mason	28,788	237,500(9)	*%
William T. McKee	48,054	286,560(10)	*%
Peter D. Staple	182,196(11)	362,462(12)	*%
James L. Tyree	80,590	255,985(13)	*%
All current directors and executive officers as a group (7 persons)	659,159	1,553,033(14)	1.3%

*
Less than one percent

(1)
Except as otherwise indicated, the address of each beneficial owner listed in the table is Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045.

(2)
Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days of March 31, 2021. Percentage ownership is based on 173,449,424 shares of the Company’s common stock outstanding as of March 31, 2021. Shares of common stock subject to stock options, restricted stock units and warrants vesting on or before May 30, 2021 (within 60 days of March 31, 2021) are deemed to be outstanding and beneficially owned for purposes of computing the percentage ownership of such person but are not treated as outstanding for purposes of computing the percentage ownership of other persons. Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown. Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)
As reported on a Schedule 13G/A jointly filed with the SEC on January 27, 2021 by and on behalf of Highbridge Capital Management, LLC (“Highbridge”) and Highbridge Tactical Credit Master Fund, L.P. (“Tactical”). The percentage of beneficial ownership shown in the table above reflects the percentage of beneficial ownership as reported on that schedule. Each of Tactical and Highbridge, as the trading manager of Tactical, may be deemed to beneficially own 9,541,929 shares of our common stock (including 3,383,170 shares of our common stock issuable upon exercise of warrants) held by Tactical. Highbridge and Tactical share voting and dispositive power with respect to all such shares. The address of Highbridge and Tactical is 277 Park Avenue, 23rd Floor, New York, New York 10172.

(4)
Includes 175,000 shares of common stock held in trust and 3,000 shares held by Mr. Higgins’ children.

(5)
Includes 315,884 shares underlying stock options that are currently exercisable or exercisable within 60 days and 211,111 restricted stock units that are scheduled to vest within 60 days.

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(6)
Includes 1,053,750 shares underlying stock options that are currently exercisable or exercisable within 60 days.

(7)
Includes 287,695 shares underlying stock options that are currently exercisable or exercisable within 60 days and 100,000 restricted stock units that are scheduled to vest within 60 days.

(8)
Includes 40,584 restricted stock units that are that are scheduled to vest within 60 days.

(9)
Includes 237,500 restricted stock units that are that are scheduled to vest within 60 days.

(10)
Includes 29,268 shares underlying stock options that are currently exercisable or exercisable within 60 days and 257,292 restricted stock units deferred until retirement of which 237,500 are scheduled to vest within 60 days.

(11)
Includes 13,900 shares of common stock held in trust.

(12)
Includes 85,378 shares underlying stock options that are currently exercisable or exercisable within 60 days and 277,084 restricted stock units of which 39,584 are deferred until retirement and 237,500 are scheduled to vest within 60 days.

(13)
Includes 18,485 shares underlying stock options that are currently exercisable or exercisable within 60 days and 237,500 restricted stock units that are scheduled to vest within 60 days.

(14)
Includes 420,826 shares underlying stock options that are currently exercisable or exercisable within 60 days and 1,132,207 restricted stock units that are scheduled to vest within 60 days.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Policies and Procedures for Related Party Transactions
The Board has adopted a written Policy Regarding Transactions with Related Persons (the Related Persons Policy), which is administered by the Company’s Audit Committee. The Related Persons Policy applies to any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person to the Company (as defined in Item 404(a) of SEC Regulation S-K) has a direct or indirect material interest; provided, however, the Board has determined that certain transactions not required to be reported pursuant to Item 404(a) of SEC Regulation S-K are not considered to be transactions covered by the Related Persons Policy. Under the Related Persons Policy, a related party transaction must be reported to the Company’s legal department and be reviewed and approved or ratified by the Company’s Audit Committee in accordance with the terms of the Related Persons Policy, prior to the effectiveness or consummation of the transaction, whenever practicable. The Company’s Audit Committee reviews all relevant information available to it about the potential related party transaction. The Company’s Audit Committee, in its sole discretion, may impose such conditions as it deems appropriate on the Company or the Related Person in connection with the approval of the related party transaction. The Company also polls its directors and executive officers on a quarterly basis with respect to related party transactions and their service as an officer or director of other entities.
Novos Transactions
Todd N. Smith, who served as Zyla’s President and Chief Executive Officer from January 1, 2020 to May 19, 2020, and as the Company’s President and Chief Executive Officer from May 20, 2020 to December 14, 2020, holds an ownership interest in Novos Growth LLC and through Novos Growth, its wholly-owned subsidiary, Novos Patient Solutions, LLC. During 2020, the Company paid an aggregate of $0.8 million to Novos Growth LLC and $0.2 million to Novos Patient Solutions, LLC.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
EXECUTIVE OFFICERS
The Company’s executive officers are set forth in the table below. Biographical information for Mr. Peisert is set forth above under “Board of Directors and Director Nominees.”
Name	Age	Position
Daniel A. Peisert	46	President and Chief Executive Officer
Paul Schwichtenberg	50	Senior Vice President and Chief Financial Officer
Ajay Patel	37	Senior Vice President and Chief Accounting Officer
Paul Schwichtenberg has served as the Company’s Senior Vice President, Chief Financial Officer since March 11, 2021 prior to which he served as the Company’s Vice President, Finance from April 2018 when he joined the Company. Prior to joining the Company, he served as Director of Pricing and Planning for AbbVie, a biopharmaceutical company, from October 2013 to April 2018 where he led the U.S. Commercial Pricing Team. Prior to this, Mr. Schwichtenberg served as Controller for Radio Flyer, Inc., a consumer products company, from October 2010 to October 2013. From 2000 to October 2010, Mr. Schwichtenberg served at Takeda Pharmaceuticals in various roles of increasing responsibility, most recently as Senior Director and Controller. Prior to entering the pharmaceutical industry, he served as a senior auditor at Wolf & Company LLP. Mr. Schwichtenberg holds a B.S. degree in Business Administration from Roosevelt University and is a certified public accountant (CPA).
Ajay Patel has served as Senior Vice President and Chief Accounting Officer since March 11, 2021 prior to which he served as the Company’s Vice President, Controller from July 2019 when he joined the Company. Prior to joining the Company, from February 2018 to July 2019 he served as Director, Technical Accounting & Accounting Policy at US Foods, a food service distributor. From June 2006 to February 2018, Mr. Patel served at Ernst & Young LLP (Ernst & Young) in various roles of increasing responsibility in its Assurance practice leading financial statement audits of strategic key clients. Mr. Patel holds a B.S. degree in Finance from the University of Illinois, a Masters degree in accounting from the University of Virginia and is a certified public accountant (CPA).

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EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
The following table sets forth information concerning compensation earned for services rendered to the Company by each of our named executive officers for fiscal years 2020 and 2019, as applicable, as determined in accordance with applicable SEC rules.
Name & Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Arthur J. Higgins(4)	2020	309,231	1,279,730	—	400,000	523,711	2,512,671
Former President & Chief Executive Officer	2019	800,000	3,267,209	—	793,040	9,120	4,869,369

Todd N. Smith(5)	2020	418,500	—	—	127,387	723,920	1,269,807
Former President & Chief Executive Officer
Daniel A. Peisert(6)	2020	443,333	470,203	101,160	156,659	9,120	1,180,475
President & Chief Financial Officer, Former Executive/Senior Vice President & Chief Financial Officer	2019	406,667	925,291	—	213,241	63,890	1,609,089

Mark Strobeck(7)	2020	272,750	—	—	51,889	512,126	836,765
Former Executive Vice President & Chief Operating Officer
Stanley Bukofzer(8)	2020	255,003	342,906	—	137,014	337,301	1,072,224
Former Senior Vice President and Chief Scientific and Technical Officer	2019	500,016	925,291	—	247,833	14,120	1,687,260

(1)
The amounts shown in the Stock Awards and Option Awards columns represent the grant date fair value of stock options, restricted stock units and performance unit awards determined in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. The assumptions made in the valuation reflected in these columns are set forth in the following notes to the Company’s Consolidated Financial Statements:

For Stock and Option Awards Granted in Fiscal Year	Consolidated Financial Statements	Included with Form 10-K Filed:	Note
2020	December 31, 2020	March 12, 2021	14
2019	December 31, 2019	March 10, 2020	12
The Company first granted performance unit awards during 2018. For these awards, the Company assumed that these awards would pay out at the targeted number of shares, and the grant date fair values set forth in the Stock Awards column for the applicable Named Executive Officer reflects this assumption. Assuming maximum performance is achieved, the grant date value of the performance unit awards would be as follows:
	Value of Performance Unit Awards at Target	Value of Performance Unit Awards Assuming Maximum Performance
Arthur J. Higgins	$2,007,668	$4,015,336
Daniel A. Peisert	$568,582	$1,137,164
Stanley Bukofzer	$568,582	$1,137,164

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(2)
Reflects amounts paid to each named executive officer pursuant to the Company’s annual cash bonus plan which pays out to participants based on levels of performance against corporate financial metrics and individually determined business process goals.

(3)
For Mr. Higgins, amounts reflect $400,000 for a merger completion bonus, $58,462 for director compensation, $56,489 for vacation payout, Company 401(k) match and life insurance premiums. For Mr. Smith, amounts reflect $675,000 for severance, $32,841 for vacation payout, Company 401(k) match, executive physical and life insurance premiums. For Mr. Peisert, amounts reflect Company 401(k) match and life insurance premiums. For Dr. Strobeck, amounts reflect $439,920 for severance, $50,000 for a merger completion bonus, $21,975 for vacation payout and life insurance premiums. For Dr. Bukofzer, amounts reflect $257,500 for severance, $63,969 for vacation payout, Company 401(k) match, healthcare reimbursement and life insurance premiums. The Company provides the named executive officers with health, medical and other non-cash benefits generally available to all salaried employees, which are not included in these columns pursuant to SEC rules.

(4)
Mr. Higgins served as President and Chief Executive Officer until May 20, 2020 and as Chairman of the Board until December 30, 2020. Amounts paid to Mr. Higgins during 2020 reflect compensation paid in his previous roles as President and Chief Executive Officer until May 20, 2020 and as Chairman of the Board from May 20, 2020 until December 31, 2020.

(5)
Mr. Smith served as President and Chief Executive Officer from May 20, 2020 through December 14, 2020.

(6)
Mr. Peisert commenced his role as President and Chief Executive Officer on December 14, 2020. Amounts paid to Mr. Peisert during 2020 reflect compensation paid in his roles as Sr. Vice President Chief Financial Officer until May 20, 2020, Executive Vice Present and Chief Financial Officer from May 20, 2020 until December 14, 2020 and President and Chief Executive Officer beginning December 14, 2020.

(7)
Dr. Strobeck served as Executive Vice President and Chief Operating Officer from May 20, 2020 through December 14, 2020.

(8)
Dr. Bukofzer served as Senior Vice President and Chief Scientific and Technical Officer until June 30, 2020.

Narrative to Summary Compensation Table
Arthur J. Higgins
On March 16, 2020, the Company entered into a Transition Agreement with Mr. Higgins. Under the Transition Agreement, for so long as Mr. Higgins served as Non-Executive Chairman of the Board, he was eligible to receive the following compensation: (i) an annual cash retainer in the amount of $95,000, (ii) a grant of restricted stock units (“RSUs”) on the date of each Annual Meeting of Stockholders of the Company held in calendar years 2020 and 2021 with each award having a grant-date value of $190,000 (based on the fair market value of the shares covered by such award) and being eligible to vest on the first anniversary on the date of grant, and (iii) a prorated bonus for 2020 in an amount of up to $400,000, subject to his achievement of corporate and personal goals determined by the Compensation Committee of the Board in consultation with Mr. Higgins.
In addition, under the Transition Agreement: (i) subject to his continued service as the Non-Executive Chairman of the Board through the 2022 Annual Meeting of the Stockholders, (A) the equity awards granted to Mr. Higgins as an executive officer would continue to vest in accordance with their applicable vesting schedules through the date of such meeting and (B) he would be credited with an additional twelve (12) months of service for purposes of determining the vesting of his such awards and (ii) if the Executive was not re-elected to serve as a member of the Board at the 2021 Annual Meeting of the Stockholders, Mr. Higgins would be credited with an additional twelve (12) months of service for purposes of determining the vesting of such awards.
The Transition Agreement included additional provisions for severance compensation and benefits as described under “Potential Payments Upon Termination or Change in Control.”

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Todd N. Smith
On June 17, 2020, the Company entered into an amended employment agreement effective as of May 20, 2020 with Mr. Smith. Pursuant to the terms of the Employment Agreement, Mr. Smith’s annual base salary was $675,000, with an annual target cash bonus of 80% of his annual base salary.
The Employment Agreement included additional provisions for severance compensation and benefits as described under “Potential Payments Upon Termination or Change in Control.”
Mark Strobeck
On June 23, 2020, the Company entered into an offer letter with Dr. Strobeck. Pursuant to the terms of Dr. Strobeck’s offer letter, Dr. Strobeck’s base salary was $440,000, with an annual target cash bonus of 50% of his base salary.
The Employment Agreement included additional provisions for severance compensation and benefits as described under “Potential Payments Upon Termination or Change in Control.”
Annual Cash Bonus Opportunity
To tie a significant portion of their annual cash compensation to actual performance, each NEO is eligible for a cash bonus award under the Company’s annual bonus plan, based on the achievement of the financial goals for the Company and each executive’s individual business process goals.
A target annual bonus opportunity is established annually and may be adjusted from time to time by the Compensation Committee in connection with an NEO’s promotion or performance. The table below shows the 2020 target annual cash bonus opportunities, for each of the NEOs.
NEO	Target Bonus Opportunity (as a % of Salary)
Arthur J. Higgins	100%
Daniel A. Peisert(1)	55%
Todd N. Smith	80%
Mark Strobeck	50%
Stanley Bukofzer	50%

(1)
Mr. Peisert’s bonus target was 50% from 1/1/20 to 2/15/2020 and 55% from 2/16/2020 to 12/31/2020.

2020 Performance Measures
The Company’s annual bonus plan pays out to participants based on levels of performance against corporate financial metrics (70%; 40% Adjusted EBITDA, 30% Net Sales) and individually determined business process goals (30%) reviewed by the Compensation Committee. The combination of corporate financial metrics and individual-specific business process goals ensure that the Company has the right balance between accountability to annual corporate goals and support our business strategy transformation. To guarantee individuals have the proper line of sight, the business process goals vary depending upon the role and responsibility of the NEO. A detailed description of the 2020 performance metrics and the calculation of the actual amounts paid to each of the Company’s NEOs are provided below. For 2020, the bonus plan was split into first half 2020, encompassing January 1, 2020 to June 30, 2020, and second half 2020, encompassing July 1, 2020 to December 31, 2020.
The Company uses Adjusted Non-GAAP EBITDA (“Adjusted EBITDA”) as the primary performance measure because it provides a reliable indicator of the strength of its overall financial results. Adjusted EBITDA represents net income (loss) before interest, taxes, depreciation and amortization, as further adjusted to exclude certain non-cash, nonrecurring and other adjustment items. A schedule reconciling Adjusted EBITDA to net income is available in the Appendix to the Company’s 2020 Earnings Release filed on Form 8-K. Performance and associated payout levels for each corporate metric are provided below:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
First Half 2020:
Adjusted EBITDA (40% Weighting)			Net Sales (30% of Weighting)
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than ($3.8M)	0%		Less than $18.0M	0%
($3.8M) (85% of Target)	50%		$18.0M (90% of Target)	50%
($3.3M) (100% of Target)	100%		$20.0M (100% of Target)	100%	$19.9MM (90% Payout)
($2.8M) (115% of Target)	125%	$3.3MM (125% Payout)	$22.0M (110% of Target)	125%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target, or maximum performance levels.

Following the completion of the fiscal year, the Compensation Committee assesses the Company’s performance relative to the corporate financial metrics and applies a “corporate payout multiplier” based on that performance. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. Actual payout level is based on a straight-line interpolation against threshold, target and maximum performance levels for Adjusted EBITDA and Net Sales. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive’s total bonus payout is 70%.
With respect to each NEO’s individually-determined business process goals (30% of overall bonus payout), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies an “individual business process payout multiplier” based on that assessment. Individually-determined business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2020, the individual metrics, by NEOs were as follows:
NEO	Individual Business Process Goals (30% Weighting)
Arthur J. Higgins	Nucynta Net Sales Strategy
Ending Cash Balance
Todd N. Smith	Complete Integration Deliverables
Daniel A. Peisert	Nucynta Net Sales Strategy
Convert Tender / Repurchase
Detailed Integration Plans
Mark Strobeck	Complete Integration Deliverables
Stanley Bukofzer	Nucynta Net Sales Strategy
Technology Transfer
Detailed Integration Plans
Cambia Second Generation
Cambia Program Management
Zipsor Scaled Down Batch
Actual bonus payouts are then determined by calculating the weighted average performance score (combination of corporate goals and individual business process goals) by individual and applying that score to an NEO’s target bonus. The following table sets forth the Company’s actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2020 bonus plan in light of these performance results.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
NEO	2020 Base Salary	Target Bonus %	Corporate Payout Multiplier (70%)	Indiv. Business Process Payout Multiplier (30%)	2020 Bonus Payout (% of Target)	2020 Bonus Payout
Arthur J. Higgins(1)	$800,000	100%	110%	100%	100%	$400,000
Todd N. Smith(2)	$675,000	80%	110%	100%	107%	$66,304
Daniel A. Peisert(3)	$450,000	55%	110%	100%	107%	$128,663
Mark Strobeck(2)	$440,000	50%	110%	100%	107%	$27,008
Stanley Bukofzer	$500,016	50%	110%	100%	107%	$137,013

(1)
Per terms of Mr. Higgins separation agreement, his bonus payment was capped at $400,000.

(2)
Represents bonus eligibility from 5/20/2020 to 6/30/2020.

(3)
Mr. Peisert’s bonus target was 50% from 1/1/2020 to 2/15/2020 and 55% from 2/16/2020 to 06/30/2020.

Second Half 2020:
Adjusted EBITDA (40% Weighting)			Net Sales (30% of Weighting)
Performance Level	Payout Percentage*	Actual Result	Performance Level	Payout Percentage*	Actual Result
Less than ($19.7M)	0%	$16.3MM (0% Payout)	Less than $70.4M	0%	$63.8MM (0% Payout)
$19.7M (85% of Target)	50%		$70.4M (90% of Target)	50%
$23.2M (100% of Target)	100%		$78.2M (100% of Target)	100%
$26.7M (115% of Target)	200%		$86.0M (110% of Target)	200%

*
Payouts are interpolated on a straight-line basis if actual achievement levels are between threshold, target, or maximum performance levels.

Following the completion of the fiscal year, the Compensation Committee assesses the Company’s performance relative to the corporate financial metrics and applies a “corporate payout multiplier” based on that performance. A corporate multiplier of 100% reflects 100% achievement of corporate objectives. Actual payout level is based on a straight-line interpolation against threshold, target and maximum performance levels for Adjusted EBITDA and Net Sales. The Board makes the final determination of the corporate payout multiplier, after receiving a recommendation from the Compensation Committee. The weighting of the achievement of corporate objectives as a portion of an executive’s total bonus payout is 70%.
With respect to each NEO’s individually determined business process goals (30% of overall bonus payout), the Compensation Committee assesses performance relative to the predetermined goals and weightings and applies an “individual business process payout multiplier” based on that assessment. Individually determined business process goals payout percentages can range between 0-100%. There is no upside payout for overachievement. For 2020, the individual metrics, by NEO employed during the second half of 2020 were as follows:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
NEO	Individual Business Process Goals (30% Weighting)
Todd N. Smith	Deliver Company Objectives to Support Growth Strategy
Achieve All Critical Operations Goals
Achieve Objectives Related to People and Compliance
Daniel A. Peisert	In-license / Acquire an Orphan/Specialty or Neurology Product that can Meaningfully Contribute to EBITDA by 2020
Define and Implement Best Practice Procedures for an Effective Accounting and Finance Department
Hire, Retain and Develop Key Team Members and Train Team Members with a Focus on Master of Current Roles and Skills for Advancement
Mark Strobeck	Deliver Company Objectives to Support Growth Strategy
Achieve All Critical Operations Goals
Achieve Objectives Related to People and Compliance
Actual bonus payouts are then determined by calculating the weighted average performance score (combination of corporate goals and individual business process goals) by individual and applying that score to an NEO’s target bonus. The following table sets forth the Company’s actual payout percentage achieved and illustrates the calculation of the annual cash incentive awards payable to its NEOs under the 2020 bonus plan in light of these performance results.
NEO	2020 Base Salary	Target Bonus %	Corporate Payout Multiplier (70%)	Indiv. Business Process Payout Multiplier (30%)	2020 Bonus Payout (% of Target)	2020 Bonus Payout
Todd N. Smith	$675,000	80%	0%	75%	23%	$61,081
Daniel A. Peisert(1)	$450,000	55%	0%	75%	23%	$27,995
Mark Strobeck	$440,000	50%	0%	75%	23%	$24,880

(1)
Mr. Peisert’s bonus target was 50% from 1/1/20 to 2/15/2020 and 55% from 2/16/2020 to 12/31/2020.

Long-Term Equity Incentive Awards
In 2018, the Company implemented a new equity award plan for the Chief Executive Officer, Senior Vice Presidents and select Vice Presidents who report to the Chief Executive Officer. Under the new plan, the Compensation Committee can grant time-vesting Restricted Stock Units (RSUs) and a cash component that vests alongside the RSUs. The targeted annual grant value more closely aligns Assertio’s executives to the long-term interests of its stockholders. The RSUs and cash awards granted by Assertio vest in three equal installments over three years.
The Compensation Committee determines the size of a particular equity award based on a holistic assessment of several factors, including competitive market levels, the executive’s past performance and future potential, the Company’s performance relative to corporate objectives, and recent growth or decline in stockholder value. Annual grants are generally made in the first quarter of the fiscal year. The date of the meeting of the Compensation Committee at which the annual grants are made is set in advance and is not coordinated with the release of information concerning the Company’s business. The target grant and cash amounts were approved by the Compensation Committee and the number of RSUs, and cash were determined using a 10-day average stock price preceding the date of grant. Target values for annual equity and cash award grants made in 2020 for each NEO are shown below:

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
NEO	NEO Status	RSU Value (50%)	Cash Value (50%)
Arthur J. Higgins	Retired NEO	$1,152,000	$1,152,000
Daniel A. Peisert	Current NEO	$412,500	$412,500
Stanley Bukofzer	Retired NEO	$362,500	$362,500
Mr. Smith and Dr. Strobeck did not receive any long-term equity incentive awards from the Company.
Risk Management and Mitigation of Compensation Policies and Practices
The Compensation Committee has reviewed our incentive compensation programs, discussed the concept of risk as it relates to our compensation program, considered various mitigating factors, and reviewed these items with its independent consultant, Pearl Meyer. In addition, our Compensation Committee asked Pearl Meyer to conduct an independent risk assessment of our executive compensation program. Based on these reviews and discussions, the Compensation Committee does not believe our compensation program creates risks that are reasonably likely to have a material adverse effect on our business.
For the foregoing reasons, the Compensation Committee has concluded that the programs by which our executives are compensated strike an appropriate balance between short-term and long-term compensation and incentivize our executives to act in a manner that prudently manages enterprise risk.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
The following table sets forth information regarding outstanding equity awards held by the named executive officers as of December 31, 2020.
			Option Awards				Stock Awards
Name	Award Type	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Expiration Date	Number of Restricted Stock Units That have Not Vested (#)	Market Value of Restricted Stock Units That have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Arthur J. Higgins	Stock Option(2)	3/31/2017	296,141	19,743	12.55	3/31/2027	—	—	—	—
	RSU(3)	2/6/2018	—	—	—	—	62,401	22,464	—	—
	Performance Unit Award(4)	2/6/2018	—	—	—	—	38,064	13,703	62,400	22,464
	RSU(5)	2/12/2019	—	—	—	—	194,825	70,137
	Performance Unit Award(6)	2/12/2019	—	—	—	—	—	—	194,825	70,137
	RSU(7)	2/4/2020	—	—	—	—	1,037,838	373,622	—	—
	RSU(8)	5/20/2020	—	—	—	—	211,111	76,000	—	—
Todd N. Smith	Stock Option(9)	1/2/2020	450,000	—	0.95	6/30/2021	—	—	—	—
	Stock Option(9)	3/4/2020	603,750	—	0.60	6/30/2021	—	—	—	—
Daniel A. Peisert	Stock Option(10)	11/8/2017	77,730	17,937	5.70	11/8/2027	—	—	—	—
	RSU(11)	11/8/2017	—	—	—	—	11,622	4,184	—	—
	RSU(3)	2/6/2018	—	—	—	—	6,700	2,412	—	—
	RSU(12)	9/24/2018	—	—	—	—	1,814	653	—	—
	RSU(13)	12/1/2018	—	—	—	—	8,359	3,009	—	—
	Performance Unit Award(4)	2/6/2018	—	—	—	—	4,087	1,471	6,700	2,412
	RSU(5)	2/12/2019	—	—	—	—	55,175	19,863
	Performance Unit Award(6)	2/12/2019	—	—	—	—	—	—	55,176	19,863
	RSU(7)	2/4/2020	—	—	—	—	371,622	133,784	—	—
	RSU(14)	5/19/2020	—	—	—	—	100,000	36,000	—	—
	Stock Option(15)	5/19/2020	—	200,000	0.80	5/19/2030	—	—	—	—
Mark Strobeck	Stock Option(16)	3/4/2020	291,000	—	0.60	6/30/2021	—	—	—	—
Stanley Bukofzer	RSU(17)	4/2/2018	—	—	—	—	40,584	14,610	—	—
	Performance Unit Award(4)	4/2/2018	—	—	—	—	18,570	6,685	30,441	10,959
	RSU(5)	2/12/2019	—	—	—	—	27,587	9,931
	Performance Unit Award(6)	2/12/2019	—	—	—	—	—	—	27,587	9,931
	RSU(7)	2/4/2020	—	—	—	—	108,859	39,189	—	—

(1)
The values shown are based on $0.36 per share, which was the closing price of our common stock on December 31, 2020.

(2)
This stock option vests over four years, with the first 12.5% vesting six months from the grant date, and

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
the remainder vesting on a monthly basis in equal increments during the 42-month period following the initial vesting date.
(3)
One third of this RSU award vests on each of February 6, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(4)
The number and value of performance shares shown represents the number and value of shares that became fixed for (i) the 2018 performance period at 61% of target based on performance achieved for 2018 and the 2019 performance period at 0% of target; and (ii) the target number and value of shares that could become fixed based on target performance criteria being met for 2020.

(5)
One third of this RSU award vests on each of February 12, 2020, 2021 and 2022, assuming continued employment through the applicable vesting date.

(6)
The number and value of performance unit awards shown represents the target number and value of shares that became fixed for (i) the 2019 performance period at 0% of target based on performance achieved for the 2019 performance period at 0% of target; and (ii) the target number and value of shares that could become fixed based on target performance criteria being met for the 2020 and 2021.

(7)
One third of this RSU award vests on each of February 12, 2021, 2022 and 2023.

(8)
This RSU award vests on May 20, 2021.

(9)
This stock option vested in full on December 31, 2020 in connection with Mr. Smith’s Separation Agreement.

(10)
This stock option vests over four years, with the first 25% exercisable on September 18, 2018 and the balance to become exercisable in 36 equal monthly installments thereafter, vesting in full on September 18, 2021.

(11)
25% of this RSU award vests on each of September 18, 2018, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(12)
One third of this RSU award vests on each of August 15, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(13)
One third of this RSU award vests on each of December 1, 2019, 2020 and 2021, assuming continued employment through the applicable vesting date.

(14)
This RSU vests in full on May 19, 2021, assuming continued employment through the applicable vesting date.

(15)
This stock option vests in full on May 19, 2021.

(16)
This stock option vested in full on December 31, 2020 in connection with Dr. Strobeck’s Separation Agreement.

(17)
This RSU award vests 27.78% on April 2, 2019, 27.78% on April 2, 2020 and 44.44% on April 2, 2021.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Daniel A. Peisert
The Company is party to a Management Continuity Agreement with Mr. Peisert dated June 23, 2020. Pursuant to the terms of the Management Continuity Agreement, upon Mr. Peisert’s termination by the Company other than for Cause, death or Disability, or upon his termination for Good Reason (each as defined in the Management Continuity Agreement) within the period beginning ninety days prior to a Change in Control and ending twenty-four months following a Change in Control (the Change in Control Period), Mr. Peisert will be entitled to (i) a lump sum cash payment in an amount equal to the sum of one and a half times the higher of (1) the base salary which the executive was receiving immediately prior to the Change in Control or (2) the base salary which the executive was receiving immediately prior to their termination of employment, plus one and a half times the executive’s annual target bonus; (ii) payment of the full cost of the health insurance benefits provided to the executive and the executive’s spouse and dependents through the earlier of the end of the eighteen month period following the date of termination or the date upon which executive is no longer eligible for such COBRA or other benefits under applicable law; (iii) payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, (iv) outplacement

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
services not to exceed $5,000 per month for up to three consecutive months and (v) 100% of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards shall become immediately vested. Pursuant to the terms of the Management Continuity Agreement, in the event of a termination that occurs prior to the date of the Change in Control, then if any of the executive’s unvested option shares, restricted stock, restricted stock units, other equity-based awards and other long-term incentive awards are forfeited as the result of such termination of employment, each executive shall be entitled to receive a lump sum cash payment equal to the value of all such awards that were forfeited as the result of such termination of employment.
In addition, pursuant to the terms of the Management Continuity Agreement, in the event of Mr. Peisert’s termination other than for Cause, death or Disability or due to a voluntary termination for Good Reason, outside of the Change in Control Period, the executive will be entitled to receive severance benefits as follows: (i) severance payments for twelve months after the effective date of the termination equal to the base salary which he was receiving immediately prior to the termination of employment, (ii) payment of the full cost of the health insurance benefits provided to Mr. Peisert and his spouse and dependents, as applicable, immediately prior to the termination of employment pursuant to the terms of COBRA or other applicable law for twelve months following the date of termination or, if earlier, until the date upon which Mr. Peisert is no longer eligible for such COBRA or other benefits under applicable law; (iii) payment of any earned but unpaid annual bonus for the year immediately preceding the year of termination, to be paid at the time the Company pays bonuses with respect to such year to its executives generally; and (iv) outplacement services not to exceed $5,000 per month for up to three consecutive months.
The following tables set forth potential payments to the Company’s named executive officer employed as of December 31, 2020 under the Amended Management Continuity Agreement.
Potential Payments — Involuntary Termination Following a Change of Control
The following table sets forth potential payments to the Company’s named executive officers employed as of December 31, 2020 under the Amended Management Continuity Agreement that would have been made had an involuntary termination occurred within 90 days prior to or 24 months following a change of control as of December 31, 2020.
Name	Severance Payments ($)	Bonus Payments ($)	Health Insurance and Other Benefits ($)	Option and Stock Award Vesting Acceleration ($)(1)
Daniel A. Peisert	675,000(2)	675,000(3)	55,000(4)	223,651

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2020.

(2)
The amount reported equals one and a half times such officer’s base salary.

(3)
The amount reported equals one and a half times such officer’s annual bonus target for the Company’s fiscal year in which the termination occurs.

(4)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 18 months and up to three months of outplacement services.

Potential Payments — Involuntary Termination
The following table sets forth potential payments to the Company’s named executive officers employed as of December 31, 2020 under the Management Continuity Agreement that would have been made if an involuntary termination (other than in connection with a change of control) occurred as of December 31, 2020.
Name	Severance Payments ($)	Health Insurance and Other Benefits ($)	Option and Stock Award Vesting Acceleration ($)(1)
Daniel A. Peisert	450,000(2)	43,000(3)	—

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

(1)
Accelerated equity value as if the involuntary termination occurred on December 31, 2020.

(2)
The amount reported represents total severance payments over 12 months.

(3)
The amount reported represents total health and dental insurance premiums to be paid on behalf of the named executive officer for 12 months and up to three months of outplacement services.

Arthur J. Higgins
Mr. Higgins separated from service as President and Chief Executive Officer on May 20, 2020 and separated from service as Non-Executive Chairman on December 30, 2020.
On March 16, 2020, the Company entered into a Transition Agreement with Mr. Higgins. Upon consummation of the Zyla Merger, Mr. Higgins ceased to serve as a full-time employee and the President and Chief Executive Officer of the Company and commenced engagement as Non-Executive Chairman. On the effective date of the Zyla Merger with Zyla, Mr. Higgins received a cash payment in the amount of $400,000. On March 15, 2021, Mr. Higgins received a cash payment in the amount of $400,000 in respect of his 2020 bonus. Pursuant to the terms of the Transition Agreement, on March 22, 2021 he received a lump sum severance payment in the amount of $1,200,000. The Transition Agreement also provides that the Company will provide Mr. Higgins with the full cost of health insurance benefits provided to him (as well as his spouse and dependents) immediately prior to the closing of the merger with Zyla pursuant to COBRA (or other applicable law) through the earlier of eighteen (18) months after the closing or the date that Mr. Higgins is no longer eligible for COBRA or other benefits under applicable law. Under the terms of the Transition Agreement, all of Mr. Higgins unvested long-term incentive awards continue to vest in accordance with their terms.
Todd N. Smith
Mr. Smith resigned as President and Chief Executive Officer on December 14, 2020. In connection with his resignation, the Company and Mr. Smith agreed to the terms of Mr. Smith’s separation. In consideration of his release of claims against the Company, he was entitled to (1) a lump sum payment equal to $948,600 (including his 2020 bonus and cash in lieu of COBRA premiums) and salary continuation of $18,750 per month for 24 months; and (2) vesting of his unvested stock options. To assist with an orderly transition, Mr. Smith entered into a consulting arrangement with the Company under which he provided consulting services to the Company for a period of three months following his departure on December 31, 2020 in exchange for the Company’s payments to him of $11,000 per month.
Mark Strobeck
Dr. Strobeck resigned as Executive Vice President and Chief Operating Officer on December 14, 2020. In connection with his resignation, the Company and Dr. Strobeck agreed to the terms of his separation. In consideration of his release of claims against the Company, he was entitled to (1) a lump sum payment equal to $562,119 (including his 2020 bonus and cash in lieu of COBRA premiums) and salary continuation of $12,220 per month for 24 months; and (2) vesting of his unvested stock options. To assist with an orderly transition, Dr. Strobeck entered into a consulting arrangement with the Company under which he provided consulting services to the Company through February 28, 2021 in exchange for the Company’s payments to him of $6,667 per month.
Stanley Bukofzer
Dr. Bukofzer resigned as Senior Vice President and Chief Scientific and Technical Officer on June 30, 2020. In connection with his resignation, the Company and Dr. Bukofzer agreed to the terms of Dr. Bukofzer’s separation. In consideration of his release of claims against the Company, he was entitled to (1) his 2020 annual bonus pro-rated at 50% pursuant to the Company’s bonus plan, payable not later than March 15, 2021; (2) salary continuation of $42,916 per month for 12 months; (3) 12 monthly payments of $720 per month approximately equivalent to cost of COBRA continuation; and (4) continued vesting of unvested outstanding equity through April 30, 2021. To assist with an orderly transition, Dr. Bukofzer entered a consulting arrangement with the Company under which he provided consulting services to the Company for a period

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
of ten months following his departure on June 30, 2020 in exchange for the Company’s payments to him of $15,000 per month during the first four months and $2,500 per month thereafter through April 30, 2021.
DIRECTOR COMPENSATION
The Board has adopted a Non-Employee Director Compensation and Grant Policy (the Director Compensation Policy). The Board believes that the Director Compensation Policy, approved in August 2020, enables us to attract and retain high quality directors, provide them with compensation at a level that is consistent with our compensation objectives and encourage their ownership of our common stock to further align their interests with those of our stockholders. Our non-employee director compensation program includes cash compensation and equity grants in the form of RSUs as described below. We use the same peer group for director compensation comparisons as for executive compensation comparisons, have a comparable compensation strategy and review our program annually with the assistance of our compensation consultant.
Cash Compensation
In 2020, non-employee directors were eligible to receive annualized cash retainers of $55,000 under our Director Compensation Policy. Our non-executive chairman of the Board and lead independent director were eligible to receive additional annualized retainers of $40,000 and $20,000, respectively. Additional annualized cash retainers in the amount set forth below were paid to the chairs of each Board committee and to each non-employee director serving as a committee member in 2020:
Committee Name	Committee Chair Retainer	Non-Chair Committee Member Retainer
Audit	$25,000	$12,500
Compensation	$20,000	$10,000
Nominating and Corporate Governance	$15,000	$6,000
Restricted Stock Units
In addition to the cash compensation described above, in accordance with the Director Compensation Policy, each non-employee director then-serving received, on the date of the 2020 Annual Meeting of Stockholders, an award of restricted stock units having a value of $190,000 based on the Fair Market Value (as defined in the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan)) of the Company’s common stock as of the date of grant that vest on the first anniversary of date on which such award of restricted stock units were made. Ms. Heslin-Smiley and Mr. Walbert, each newly appointed upon the May 20, 2020 merger with Zyla, received upon appointment an award of restricted stock units having a value of $190,000 based on the Fair Market Value (as defined in the 2014 Plan) of the Company’s common stock as of the date of grant that were scheduled to vest in three equal installments on the first three anniversaries of their respective appointments, assuming continued service through the applicable vesting date.
Director Compensation
The following table summarizes non-employee director compensation during fiscal year 2020. Mr. Higgins did not receive equity or cash compensation for his service on the Board prior to the May 20, 2020 merger with Zyla when he began his service as non-executive chairman. All cash and equity compensation paid to, or earned by, Mr. Higgins in fiscal year 2020 in his capacity as the Company’s President and Chief Executive Officer and as Chairman of the Board is reflected in the executive compensation tables set forth above. Neither Mr. Smith nor Mr. Peisert received equity or cash compensation for his service on the Board. All cash and equity compensation paid to, or earned by, Messrs. Smith and Peisert in fiscal year 2020 in their capacity as executive officers of the Company is reflected in the executive compensation tables set forth above.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Karen A. Dawes	$30,577	$—	$30,577

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
James J. Galeota, Jr.	$27,308	$—	$27,308
James P. Fogarty	$41,154	$—	$41,154
Andrea Heslin Smiley	$59,606	$190,000	$249,606
Heather L. Mason	$77,500	$190,000	$267,500
William T. McKee	$94,615	$190,000	$284,615
Peter D. Staple	$88,269	$190,000	$278,269
James L. Tyree	$81,000	$190,000	$271,000
Timothy P. Walbert	$71,411	$190,000	$261,411
David E. Wheadon	$63,308	$190,000	$253,308

(1)
Consists of the amounts described above under “Cash Compensation” for 2020 including annual cash retainers, committee chair retainers and committee member retainers, including any retainer fees deferred pursuant to the Company’s non-employee directors’ deferral program. Ms. Dawes and Messrs. Fogarty and Galeota retired from the Board on May 19, 2020. In connection with the Company’s restructuring, Mr. Walbert resigned from the Board on December 14, 2020 and Ms. Heslin-Smiley and Messrs. Higgins and Wheadon resigned on December 30, 2020.

(2)
Amounts shown represent the grant date fair value of restricted stock unit awards granted in fiscal year 2020 as described above and as calculated in accordance with FASB ASC Topic 718. For more information, including a discussion of valuation assumptions, see Note 14 to the Company’s Consolidated Financial Statements included in its Annual Report on Form 10-K for the year ended December 31, 2020.

The following table sets forth the aggregate number of outstanding options and restricted stock units held as of December 31, 2020 by each individual who served as a non-employee director in 2020.
Name	Options	Restricted Stock Units
Karen A. Dawes	85,378	—
James J. Galeota, Jr.	—	24,983
James P. Fogarty	—	—
Andrea Heslin Smiley	—	211,110
Heather L. Mason	—	266,288
William T. McKee	29,268	257,292
Peter D. Staple	85,378	277,084
James L. Tyree	18,485	237,500
Timothy P. Walbert	—	—
David E. Wheadon	—	334,192

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table sets forth certain information regarding securities authorized for issuance under the Company’s equity incentive plans as of December 31, 2020. The Company’s equity incentive plans as of December 31, 2020 include the Amended and Restated 2014 Omnibus Incentive Plan (the 2014 Plan), the 2004 Employee Stock Purchase Plan (the ESPP), the Second Amended and Restated 2004 Equity Incentive Plan (2004 Plan); and the Zyla Life Sciences Amended and Restated 2019 Stock-Based Incentive Compensation Plan (the 2019 Zyla Plan). During 2020, the Company also issued inducement awards to certain employees in connection with their entry into employment with the Company in accordance with Nasdaq Listing Rule 5635(c)(4).
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in the first column)
Equity compensation plans approved by security holders	10,917,245(1)	2.48(2)	18,529,110(3)
Equity compensation plans not approved by security holders	517,248(4)	—	—(5)
	11,434,493	2.48(2)	18,529,110

(1)
Number of securities includes (a) 5,031,697 options with a weighted-average remaining life of 8.27 years, (b) 4,979,712 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid, (c) 905,836 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid and (d) no shares of common stock issued under the current ESPP performance period.

(2)
The calculation of weighted average exercise price includes only outstanding stock options.

(3)
Number of securities includes (a) 17,378,077 shares available for issuance under the 2014 Plan and (b) 1,151,033 shares available for issuance under the ESPP Plan. There are no shares available for issuance pursuant to new awards under the 2004 Plan.

(4)
Number of securities include the following inducement awards: (a) 403,093 shares of common stock to be issued following the vesting of RSUs for which no exercise price will be paid and (b) 114,155 shares of common stock to be issued following the vesting of performance unit awards for which no exercise price will be paid.

(5)
There were no inducement shares to be issued as of December 31, 2020.

The RSUs and performance unit awards granted as inducement awards were granted to the recipients thereof as an inducement material to each respective recipient’s entry into employment with the Company in accordance with NASDAQ Listing Rule 5635(c)(4). These inducement awards are subject to such employee’s continued service relationship with the Company, the terms and conditions of the 2014 Plan and the award agreements pursuant to which they were granted. The RSUs vest on an annual basis over three years beginning on the anniversary of each individual’s applicable employment commencement date. The PSUs vest in equal installments over three years, measured over the first 12, 24 and 36 months of the performance period, based on the relative total shareholder return of the Company’s common stock against the Russell 3000 Pharmaceuticals Total Return Index over the period. The number of PSUs earned may range from 0% to 200% of the target amount. As stated above, there are no inducement grants to be issued as of December 31, 2020.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
AUDIT RELATED MATTERS
Audit Committee Report
Under the guidance of a written charter adopted by the Board, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Assertio and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.
Management has primary responsibility for the system of internal controls and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.
In this context and in connection with the audited financial statements contained in Assertio’s Annual Report on Form 10-K, the Audit Committee:
•
reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2020 with Assertio’s management and the independent registered public accounting firm;

•
discussed with Ernst & Young LLP, Assertio’s independent registered public accounting firm, the matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board;

•
received and reviewed the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and discussed with the auditors their independence; and

•
based on the foregoing reviews and discussions, recommended to the Board that the audited financial statements be included in Assertio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020 filed with the SEC; and instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE
William T. McKee, Chair
Heather L. Mason
Peter D. Staple
Fees Paid to Independent Registered Public Accounting Firm
Set forth below are the aggregate fees for audit and other services provided by Ernst & Young LLP (Ernst & Young) for the years ended December 31, 2020 and 2019. The Audit Committee takes each of these fees and services into consideration when evaluating the independence of Ernst & Young.
Audit Fees.   Aggregate fees for audit services provided by Ernst & Young totaled approximately $1,787,000 for 2020 and $1,611,678 for 2019, respectively. Audits fees for 2020 and 2019 include fees associated with the annual audit of the Company’s consolidated financial statements, effectiveness of internal control over financial reporting, review of the interim consolidated financial statements included in quarterly reports as well as all other services rendered by EY. In 2020, these fees also include audit procedures performed related to the acquisition of Zyla Life Sciences.
Tax Fees.   Tax fees for tax services provided by Ernst & Young were $0 for 2020 and $0 for 2019, respectively.
All Other Fees.   There were no other services provided by Ernst & Young for 2020 and 2019 other than those reported above.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services
The Audit Committee has adopted a written Pre-Approval Policy (the Pre-Approval Policy), which is administered by the Company’s Audit Committee. The Pre-Approval Policy provides for pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The Audit Committee pre-approved all of the audit and tax fees described above under “Fees Paid to Independent Registered Public Accounting Firm.”
The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date. The Audit Committee may also pre-approve particular services on a case-by-case basis.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
OVERVIEW OF PROPOSALS
PROPOSAL 1
ELECTION OF DIRECTORS
At the Annual Meeting, stockholders will vote on the election of five directors to serve until the 2022 Annual Meeting of Stockholders and until their successors are elected and qualified, or until their earlier death, retirement, resignation or removal. The Board has unanimously nominated Heather L. Mason, William T. McKee, Daniel A. Peisert, Peter D. Staple and James L. Tyree for election to the Board. The nominees have indicated that they are willing and able to serve as directors. If any of the nominees becomes unable or unwilling to serve or for good reason will not serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board (to the extent permitted by the SEC rules). The proxies being solicited will be voted for no more than five nominees at the Annual Meeting. The directors will be elected by a vote of the holders of shares having a majority of the voting power of the shares represented and voting at the Annual Meeting assuming a quorum is present (which shares voting affirmatively also constitute at least a majority of the required quorum). Stockholders do not have cumulative voting rights in the election of directors.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES FOR DIRECTOR.

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PROPOSAL 2
THE REVERSE STOCK SPLIT AND AUTHORIZED SHARE REDUCTION PROPOSAL
The Board has unanimously approved, and recommended that the Company’s stockholders approve an amendment (the “Certificate of Amendment”) to the Company’s amended and restated certificate of incorporation (“Charter”), to (i) effect a reverse stock split at a ratio of not less than one-for-two and not greater than one-for-twelve (the “Reverse Stock Split”), and (ii) a corresponding proportionate reduction of the number of authorized common shares (the “Authorized Share Reduction”). For simplicity, references to the Reverse Stock Split throughout this proposal include the Authorized Share Reduction, and under no circumstance would the Reverse Stock Split be effectuated without the Authorized Share Reduction. If approved by stockholders, the Board will have discretion to effectuate the Reverse Stock Split at any time within twelve months from the date of the Company’s Annual Meeting.
Even if approved by the stockholders, the final decision of whether to proceed with the Reverse Stock Split, the Reverse Stock Split Effective Time, and the exact ratio of the Reverse Stock Split will be determined by the Board in its sole discretion and without further action by the stockholders. If the Certificate of Amendment is approved, the certificate of incorporation of the Company will include an amendment in substantially the same form as the Certificate of Amendment.
If the stockholders approve the Reverse Stock Split, and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment (the “Reverse Stock Split Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Company’s Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
The Reverse Stock Split will be realized simultaneously for all outstanding Company common stock. The Reverse Stock Split will affect all holders of common stock uniformly and each stockholder will hold the same percentage of common stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of the Company’s common stock. The Reverse Stock Split will also affect outstanding options and warrants, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans” below.
Reasons for the Reverse Stock Split
The principal reason for the Reverse Stock Split is to increase the per-share trading price of the Company’s common stock in order to help ensure a share price high enough to satisfy the $1.00-per-share minimum bid price requirement for continued listing on Nasdaq, although there can be no assurance that the trading price of the Company’s common stock would be maintained at such level or that the Company will be able to maintain the lifting of its common stock on Nasdaq.
On April 22, 2020, the Company received notification from the Nasdaq Stock Market (“Nasdaq”) indicating that the Company’s common stock was subject to potential delisting from the Nasdaq Global Select Market because, for a period of 30 consecutive business days, the bid price of the Company’s common stock had closed below the minimum $1.00 per share requirement for continued inclusion under Nasdaq Marketplace Rule 5450(a)(1) (the “Bid Price Rule”). The Company was given until December 28, 2020, to regain compliance with the Bid Price Rule. Because the Company did not regain compliance with the Bid Price Rule before December 28, 2020 but met all of the other applicable standards for initial listing on the Nasdaq Capital Market, the Company filed an application to transfer the listing of its common stock from the Nasdaq Global Select Market to the Nasdaq Capital Market. As a condition of the Approval imposed by Nasdaq Listing Rule 5810(c)(3)(a)(i), the Company notified Nasdaq that it would implement a reverse stock split if the Company’s common stock price does not recover sufficiently during the additional grace period to allow the Company to regain compliance with the Bid Price Rule. Upon receiving approval from Nasdaq (the “Approval”), the Company’s listing was transferred to the Nasdaq Capital Market effective December 30, 2020, and the Company was granted an additional 180-day grace period, or until June 28,

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
2021, to regain compliance with the Bid Price Rule. To regain compliance with the Bid Price Rule and qualify for continued listing on the Nasdaq Capital Market, the minimum bid price per share of the Company’s common stock must be at least $1.00 for at least ten consecutive business days on or prior to June 28, 2021, unless Nasdaq exercises its discretion to extend this ten-day period pursuant to Nasdaq Listing Rule 5810(c)(3)(G) (the “Discretionary Rule”). The Discretionary Rule allows Nasdaq to require the Company to satisfy the minimum bid price requirement for a period in excess of ten consecutive business days, but generally no more than 20 consecutive business days, before determining that the Company has demonstrated an ability to maintain long-term compliance with the Bid Price Rule. For example, on February 23, 2021, Nasdaq exercised the Discretionary Rule after the Company’s common stock had satisfied the Bid Price Rule for the ten consecutive business days from February 9, 2021 through February 22, 2021. If the Company fails to regain compliance with the Bid Price Rule by June 28, 2021, Nasdaq will notify the Company of its determination to delist the Company’s common stock.
In addition, the Company believes that the low per-share market price of its common stock impairs its marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of common stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or the Company’s reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower-priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of the Company’s common stock but also its trading liquidity. In addition, these factors may affect the Company’s ability to raise additional capital through the sale of stock.
Further, the Board believes that a higher stock price could help the Company attract and retain employees and other service providers. The Board believes that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the Company’s market capitalization. If the Reverse Stock Split successfully increases the per-share price of the Company’s common stock, the Board believes this increase will enhance the Company’s ability to attract and retain employees and service providers.
The Board hopes that the decrease in the number of shares of the Company’s outstanding common stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in the Company’s common stock by the financial community, business development partners and the investing public, help attract and retain employees and other service providers, help raise additional capital through the sale of stock in the future if needed, and possibly promote greater liquidity for its stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares that would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of the Company’s common stock begins a declining trend after the Reverse Stock Split is effected.
The Board believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of a reverse stock split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the board) may consider, among other things, factors such as:
•
the number of shares of common stock outstanding;

•
the historical trading price and trading volume of the Company’s common stock;

•
the then-prevailing trading price and trading volume of common stock and the anticipated impact of the Reverse Stock Split on the trading market for the Company’s common stock;

•
the anticipated impact of a particular ratio on the Company’s ability to reduce administrative and transactional costs;

•
the continued listing requirements of Nasdaq; and

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
•
prevailing general market and economic conditions.

The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder adoption thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company.
Reverse Stock Split Amendment to the Charter
If the Reverse Stock Split is approved, Section 4.1 of ARTICLE IV of the Company’s certificate of incorporation shall be amended and restated in its entirety as follows:
“Authorized Stock. The total number of shares which the Corporation shall have authority to issue is [any number between 105,000,000 and 21,666,667] of which [any number between 100,000,000 and 16,666,667] shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).
Upon the filing of the Certificate of Amendment effecting the adoption of the authorized capital set forth in the immediately preceding sentence (the “Reverse Stock Split Effective Time”), each [number between and including two and twelve] shares of the corporation’s Common Stock issued and outstanding immediately prior to the Reverse Stock Split Effective Time shall, automatically and without further action on the part of the corporation or any holder thereof, be reclassified, combined, converted and changed into one (1) fully paid and nonassessable share of Common Stock of the par value of $0.0001 per share, subject to the treatment of fractional share interests as described below. The reclassification of the Common Stock pursuant to the Certificate of Amendment will be deemed to occur at the Reverse Stock Split Effective Time. From and after the Reverse Stock Split Effective Time, certificates representing Common Stock prior to such reclassification shall represent the number of shares of Common Stock into which such Common Stock prior to such reclassification shall have been reclassified pursuant to the Certificate of Amendment. No fractional shares shall be issued upon the effectiveness of the Certificate of Amendment and, in lieu thereof, the corporation’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Reverse Stock Split Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, shareholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.”
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, the Company will amend the existing provision of Section 4.1 in Article IV of its Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of common stock between and including two and twelve, with the exact number to be determined by the Board, into one share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of common stock and the exchange ratio will be the same for all issued and outstanding shares of common stock. The Reverse Stock Split will affect all of the Company’s stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. Common stock issued pursuant to the Reverse Stock Split will remain fully paid and non-assessable. The Reverse Stock Split will not affect the Company’s continuing obligations under the periodic reporting requirements of the Exchange Act. Following the Reverse Stock Split, the Company’s common stock will continue to be listed on Nasdaq, under the symbol “ASRT,” although it would receive a new CUSIP number.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by the Company’s stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the reverse stock split to be implemented. The Reverse Stock Split will become effective as of the Reverse Stock Split Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Company’s Annual Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the Reverse Stock Split Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one post-Reverse Stock Split share, will, automatically and without any further action on the part of the Company’s stockholders, be combined into and become one share of common stock, and each certificate which, immediately prior to the Reverse Stock Split Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No fractional shares shall be issued upon the effectiveness of the Certificate of Amendment and, in lieu thereof, the Company’s transfer agent shall aggregate all fractional shares and sell them as soon as practicable after the Reverse Stock Split Effective Time at the then-prevailing prices on the open market, on behalf of those shareholders who would otherwise be entitled to receive a fractional share, and after the transfer agent’s completion of such sale, shareholders shall receive a cash payment from the transfer agent in an amount equal to their respective pro rata shares of the total net proceeds of that sale.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Reverse Stock Split Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
The Company cannot predict whether the Reverse Stock Split will increase the market price for its common stock. Additionally, the market price of the Company’s common stock will also be based on the Company’s performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
•
The market price per share of the Company’s shares of common stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or the Company may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of the Company’s common stock.

•
Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as the Company’s financial results, market conditions and the market perception of the Company’s business, may adversely affect the interest of new investors in the shares of the Company’s common stock. As a result, the trading liquidity of the shares of the Company’s common stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•
The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, may adversely affect the market price of the shares of the Company’s common stock.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Consequently, the market price per post-Reverse Stock Split share may not increase in proportion to the reduction of the number of shares of the Company’s common stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of the Company’s shares of common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for the Company to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in the Company’s shares of common stock being delisted from Nasdaq.
•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by the Company’s transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from the Company’s transfer agent that indicates the number of post-Reverse Stock Split shares of the Company’s common stock owned in book-entry form.
Certificated Shares
As soon as practicable after Reverse Stock Split Effective Time, stockholders will be notified that the Reverse Stock Split has been effected. The Company expects that its transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for certificates representing post-Reverse Stock Split shares in accordance with the procedures to be set forth in a letter of transmittal to be sent by the Company or its exchange agent. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Principal Effects of Reverse Stock Split on Outstanding Equity Awards, Warrants, and Equity Plans
When the Reverse Stock Split becomes effective, the number of shares of common stock covered by outstanding stock options, restricted stock awards and warrants will be reduced by the applicable split ratio, while exercise or conversion price per share will be increased by the split ratio.
In addition, the number of shares of common stock and number of shares of common stock subject to stock options or similar rights authorized under the Company’s equity incentive plan and employee stock purchase plan will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.
Accounting Matters
The Reverse Stock Split will not affect the common stock capital account on the Company’s balance sheet, subject to a minor adjustment in respect of the treatment of fractional shares. However, because the par value of the Company’s common stock will remain unchanged at the Reverse Stock Split Effective Time, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per-share net income or loss and net book value of the Company’s common stock will be increased because there will be fewer shares of common stock outstanding. All historic share and per-share amounts in the Company’s financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to the Company’s Charter will not affect the par value of the Company’s common stock, which will remain at $0.0001 per share.
No Going-Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, the Board does not intend for this transaction to be the first step in a “going-private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, the Company’s stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and the Company will not independently provide stockholders with any such right.
Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain U.S. federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of the Company’s common stock. This summary addresses only such stockholders who hold their pre-Reverse Stock Split shares as capital assets and will hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all U.S. federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as controlled foreign corporations, passive foreign investment companies, corporations that accumulate earnings to avoid U.S. federal income tax, tax-exempt organizations, governmental organizations, mutual funds, brokers, regulated investment companies, real estate investment trusts, persons who hold the Company’s common stock as part of a hedging or conversion transaction or as part of a short-sale or straddle or other integrated transaction for U.S. federal income tax purpose, certain U.S. expatriates or former long-term residents of the United States, persons who own (or are deemed to own) five percent (5%) or more of the outstanding stock of the Company, persons whose functional currency is not the U.S. dollar, accrual-method taxpayers subject to special tax accounting rules under Section 451(b) of the Code, any person who is not a U.S. holder, S corporations, partnerships or other entities or arrangements treated as partnerships or disregarded entities for U.S. federal income tax purposes (and investors therein), persons who hold their Company common stock through tax-qualified retirement plans, persons who acquired their Company common stock pursuant to the exercise of warrants or conversion rights under convertible instruments, persons who acquired Company common stock pursuant to the exercise of compensatory options or otherwise as compensation, shareholders that exercise dissenters’ rights, financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Code, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult its tax advisor as to the particular facts and circumstances that may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
Exchange Pursuant to Reverse Stock Split
No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-reverse stock split shares for post-reverse stock split shares pursuant to the Reverse Stock Split, except to the extent

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of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-reverse stock split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares will include the holding period of the pre-Reverse Stock Split shares.
Cash in Lieu of Fractional Shares
A holder of pre-reverse stock split shares that receives cash in lieu of a fractional share of post-reverse stock split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by the Company. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-reverse stock split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the holder’s holding period for such pre-reverse stock split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.
Information Reporting and Backup Withholding
Payment of cash in lieu of fractional shares may be subject to both backup withholding and information reporting, unless the holder provides a valid taxpayer identification number and complies with certain certification procedures or otherwise establishes an exemption from backup withholding. Any amounts withheld under the backup withholding rules may be allowed as a refund or a credit against such stockholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.
Share Utilization Analysis
Under the Company’s Certificate of Incorporation, the Company has 200 million shares of common stock authorized for issuance. As of the record date, there were 173,449,424 shares of the Company’s common stock issued and outstanding and 18,529,110 shares of common stock issuable as follows: (i) up to 17,378,077 shares issuable pursuant to equity awards outstanding as of December 31, 2020, and (ii) up to 1,151,033 shares of common stock issuable pursuant to the ESPP as of December 31, 2020.
Interests of Directors and Executive Officers
The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s common stock.
Reservation of Right to Abandon Reverse Stock Split
The Company reserves the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by the Company’s stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect these amendments is approved by the Company’s stockholders at the Company’s Annual Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if it should so decide, in its sole discretion, that such actions are in the best interests of the Company’s stockholders.
Existing Reverse Split Authorization and Interaction With Proposal 3 (Authorized Shares Increase)
At the 2020 Annual Meeting of Stockholders, the Company’s stockholders approved a reverse stock split proposal without a corresponding reduction in the number of authorized shares (the “2020 Reverse Split Proposal”). The Company has not implemented the 2020 Reverse Split Proposal, but has the authority to do so any time prior to May 19, 2021.
Under no circumstance will we implement both the 2020 Reverse Split Proposal and this Proposal 2 (2021 reverse stock split), if approved.

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If this Proposal 2 (2021 reverse stock split) does not pass, and the Board chooses to implement the 2020 Reverse Split Proposal prior to May 19, 2021, the Company will not increase the number of shares pursuant to Proposal 3 (authorized share increase) even if approved by the Company’s stockholders because the 2020 Reverse Split Proposal will already have the effect of substantially increasing the number of shares available for issuance by the Company since, unlike this Proposal 2 (2021 reverse stock split), the 2020 Reverse Split Proposal only impacts issued and outstanding shares and not the total number of authorized shares.
Neither stockholder approval nor the board’s implementation of Proposal 2 (2021 reverse stock split) is contingent on stockholder approval or the board’s implementation of Proposal 3 (authorized share increase). Similarly, stockholder approval or the board’s implementation of Proposal 3 (authorized share increase) is not contingent on stockholder approval or the board’s implementation of Proposal 2 (2021 reverse stock split).
The following table assumes a 1 to 4 reverse split and is provided for illustrative purposes:
	Authorized Common Stock Before the Reverse Stock Split	Common Stock Issued and Outstanding as of the Record Date	Authorized Common Stock After the Reverse Stock Split	Common Stock Issued and Outstanding After the Reverse Split	Common Stock Available For Issuance After the Reverse Split
2020 Reverse Split Proposal	200,000,000	173,449,424	200,000,000	43,362,356	156,637,644
2021 Reverse Split Proposal	200,000,000	173,449,424	50,000,000	43,362,356	6,637,644
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of the Company’s common stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to the Company’s Charter to effect the Reverse Stock Split of the Company’s common stock.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE REVERSE
STOCK SPLIT AND AUTHORIZED SHARE REDUCTION PROPOSAL.

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PROPOSAL 3
INCREASE IN AUTHORIZED SHARES PROPOSAL
The Board has unanimously approved an amendment to its Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 shares to 300,000,000 shares.
No change to the number of shares of our authorized preferred stock is being proposed.
The Board believes it is in the best interest of the Company and its stockholders to increase the number of authorized shares of common stock to give the Company greater flexibility in considering and planning for future business needs. Having the additional authorized shares available is important to our continued efforts to pursue our strategic goals. The additional shares of common stock will be available for issuance by the Board for various corporate purposes, including but not limited to, grants under employee stock plans, financings, potential strategic transactions, including mergers, acquisitions, strategic partnerships, joint ventures, divestitures, business combinations, stock splits, stock dividends, as well as other general corporate transactions. The Company has no definitive plan, arrangement or understanding to issue the additional shares of common stock, however, if the authorization of an increase in the available common stock is postponed until the foregoing specific needs arise, the delay and expense incident to obtaining approval of the stockholders at that time could impair our ability to achieve the corporate purposes set forth above.
The Certificate of Incorporation currently authorizes the issuance of up to 200,000,000 shares of common stock. As of the record date, there were 173,449,424 shares of Company common stock issued and outstanding and 18,529,110 shares of common stock issuable as follows: (i) up to 17,378,077 shares issuable pursuant to equity awards outstanding as of December 31, 2020, and (ii) up to 1,151,033 shares of common stock issuable pursuant to the ESPP as of December 31, 2020. Accordingly, only 8,021,466 shares of common stock are currently available for issuance out of 200,000,000 million authorized.
If this proposal is approved, the additional authorized shares may be issued at the discretion of the Board without further stockholder action, except as may be required by law or the rules of Nasdaq. The adoption of the amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, the issuance of shares of common stock, other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in the Company. The holders of any of the additional shares of common stock issued in the future would have the same rights and privileges as the holders of the shares of common stock currently authorized and outstanding. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.
The Company has not proposed the increase in the number of authorized shares of common stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. For example, without further stockholder approval, the Board could sell shares of common stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this proposal to increase the authorized number of shares of common stock has been prompted by business and financial considerations and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future efforts by the Company to oppose changes in control of the Company and perpetuate the Company’s management, including transactions in which the stockholders might otherwise receive a premium for their shares over then-current market prices.
If the amendment to the Certificate of Incorporation is approved, as soon as practicable after the Annual Meeting, the Company will file the amendment to the Certificate of Incorporation with the office of the Secretary of State of Delaware to reflect the increase in the authorized number of shares of our common stock. Upon approval and following such filing with the Secretary of State of Delaware, the amendment to the Certificate of Incorporation will become effective on the date it is filed. The Board reserves the right to abandon or delay the filing of the amendment to the Certificate of Incorporation even if it is approved by the stockholders. A copy of the proposed amendment to the Certificate of Incorporation is set forth in Appendix A to this proxy statement.

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Interaction With Proposal 2 (2021 reverse stock split)
Proposal 2 (2021 reverse stock split) requests that stockholders approve a reverse stock split that includes a corresponding proportionate decrease the number of authorized common shares. If both this Proposal 3 (authorized share increase) and Proposal 2 (2021 reverse stock split) are approved, and the Board chooses to implement both proposals, the increase in authorized shares requested in this Proposal 3 will be reduced by the reverse stock split ratio selected by the Board.
Neither stockholder approval nor the board’s implementation of Proposal 2 (2021 reverse stock split) is contingent on stockholder approval or the board’s implementation of Proposal 3 (authorized share increase). Similarly, stockholder approval or the board’s implementation of Proposal 3 (authorized share increase) is not contingent on stockholder approval or the board’s implementation of Proposal 2 (2021 reverse stock split).
As noted above, our stockholders approved a reverse stock split proposal without a corresponding reduction in the number of authorized shares at the 2020 Annual Meeting of Stockholders (the “2020 Reverse Split Proposal”). The Company has not implemented the 2020 Reverse Split Proposal but has the authority to do so any time prior to May 19, 2021. Accordingly, if this Proposal 3 (authorized share increase) is approved by stockholders, but Proposal 2 (2021 reverse stock split) is not approved, the Board will still have the discretion to implement the 2020 Reverse Split Proposal until May 19, 2021.
Under no circumstance will we implement both the 2020 Reverse Split Proposal and this Proposal 3, if approved. If the Board chooses to implement the 2020 Reverse Split Proposal, the Company will abandon the increase in authorized shares pursuant to this Proposal 3 because implementation of the 2020 Reverse Split Proposal will substantially increase the number of shares available for issuance by the Company.
The following table assumes a 1 to 4 reverse split and is provided for illustrative purposes:
	Authorized Common Stock Before the Reverse Stock Split	Common Stock Issued and Outstanding as of the Record Date	Authorized Common Stock After the Reverse Stock Split and Corresponding Share Reduction (if Proposal 2 is Approved)	Common Stock Issued and Outstanding After the Reverse Split	Common Stock Available For Issuance After the Reverse Split	Common Stock Available for Issuance (if this Proposal 3 is Approved)
2020 Reverse Split Proposal	200,000,000	173,449,424	200,000,000	43,362,356	156,637,644	156,637,644
2021 Reverse Split Proposal	200,000,000	173,449,424	50,000,000	43,362,356	6,637,644	31,637,644
Authorized Share Increase Amendment to the Charter
If the Authorized Share Increase is approved, Section 4.1 of ARTICLE IV of the Company's certificate of incorporation shall be amended and restated in its entirety as follows, provided that if Proposal 2 (2021 reverse stock split) is approved and implemented, the number of common shares shall be reduced by the reverse stock split ratio:
“Authorized Stock. The total number of shares which the Corporation shall have authority to issue is 305,000,000 of which 300,000,000 shall be designated as Common Stock, par value $0.0001 per share (the “Common Stock”), and 5,000,000 shall be designated as Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).”
Vote Required
The affirmative vote of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote on the matter either in person or by proxy is required to approve the Certificate of Amendment to the Company's Charter to increase the number of authorized shares of common stock.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the increase in authorized shares.
THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK.

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PROPOSAL 4
ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION
Our named executive officers are identified in the “Executive Compensation” section of this Proxy Statement. Pursuant to Section 14A of the Exchange Act, you are voting on a proposal, commonly known as a “say-on-pay” proposal, which gives our shareholders the opportunity to endorse or not endorse our named executive officer pay programs and policies through the following resolution:
“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative disclosures related to those tables.”
At our 2017 annual meeting of shareholders, we recommended, and our shareholders approved, that we hold this non-binding, advisory vote on executive compensation on an annual basis. The next required vote on frequency will occur at our 2023 annual meeting of shareholders.
We believe that our executive compensation program is designed to attract, motivate and retain individuals with the skills required to achieve our business objectives. Our compensation strategy is to provide opportunities to incentivize and reward our named executive officers when they deliver defined performance results that are based on success in a diverse set of businesses. We also align the interests of our executives with those of our shareholders and our long-term interests through stock ownership. We believe that the compensation of our named executive officers for 2020 was appropriate and aligned with our performance results and strategic plan.
In order to be approved on an advisory basis, this proposal must receive the affirmative vote of the majority of votes cast by holders entitled to vote thereon. Because your vote is advisory, it will not be binding on our Board of Directors. However, our Board values the opinions that our shareholders express in their votes and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
The Board of Directors recommends you vote FOR the advisory resolution approving the compensation of our named executive officers.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE
APPROVAL OF THE NAMED EXECUTIVE OFFICER
COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

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PROPOSAL 5
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee has appointed Grant Thornton LLP, independent registered public accounting firm, to audit the Company’s financial statements, management’s assessment of the effectiveness of internal control over financial reporting, and the effectiveness of internal control over financial reporting of the Company for the fiscal year ending December 31, 2021. The Audit Committee recommends that the stockholders vote for the ratification of such appointment. A representative of Grant Thornton LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she desires to do so, and is expected to be available to respond to appropriate questions.
The Audit Committee is directly responsible for the appointment, compensation and oversight of the audit work of the independent registered public accounting firm. In addition, the Audit Committee considers the independence of the independent auditor and participates in the selection of the independent auditor’s lead engagement partner.
As previously reported on the Company’s March 23, 2021 Current Report on Form 8-K (the “March 23 Form 8-K”), the appointment of Grant Thornton is effective as of March 18, 2021 (the “Auditor Change Date”). The decision to change the Company’s principal independent accountants was the result of a competitive selection process as well as the Company’s focus on streamlining its cost structure and reducing its general and administrative expenses. The Committee invited several public accounting firms to participate in bid process, including Ernst & Young LLP (“Ernst & Young”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2020.
The reports of Ernst & Young on the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In connection with the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2020 and 2019, and through the appointment of Grant Thornton on March 18, 2021, there were: (i) no disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) with Ernst & Young on any matters of accounting principles or practices, financial statement disclosure or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young, would have caused Ernst & Young to make reference to the matter in their report, or (ii) reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
The Company provided Ernst & Young with a copy of the March 23 Form 8-K and requested that Ernst & Young furnish it with a letter addressed to the SEC stating whether Ernst & Young agrees with the above statements. A copy of Ernst & Young’s letter, dated March 23, 2021, was filed as Exhibit 16.1 to the March 23 Form 8-K.
During the two most recent fiscal years and through the Auditor Change Date, the Company did not consulted with Grant Thornton with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that would have been rendered on the Company’s consolidated financial statements, or (ii) any disagreements (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) or reportable events (as that term is described in Item 304(a)(1)(v) of Regulation S-K).
Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. However, the Board is submitting this matter to the stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP, and may retain that firm or another without re-submitting the matter to the Company’s stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF
THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2021.

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
OTHER MATTERS
At the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the Annual Meeting any business other than the matters referred to in the Notice of Virtual Annual Meeting and this Proxy Statement. If any other business should properly come before the Annual Meeting, or any adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.
Stockholders Sharing the Same Address
In accordance with notices previously sent to stockholders who hold their shares through a bank, broker or other holder of record (a street-name stockholder) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to conserve resources and reduce the Company’s printing and postage costs. However, any such street-name stockholder residing at the same address who wishes to receive a separate copy of this Proxy Statement or accompanying Annual Report on Form 10-K may request a copy by contacting the bank, broker or other holder of record, or the Company by telephone at (224) 419-7106 or by mail at the address listed under “Form 10-K” below. The voting instruction sent to a street-name stockholder should provide information on how to request (1) householding of future Company materials or (2) separate materials if only one set of documents is being sent to a household. If it does not, a stockholder who would like to make one of these requests should contact the Company as indicated above.
Form 10-K
The Company will mail without charge to any stockholder upon written request, a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, including the financial statements, schedules and a list of exhibits. Requests should be sent to Assertio Holdings, Inc., 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, Attn: Investor Relations.
Stockholder Proposals
Rule 14a-8 Stockholder Proposals. Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the Proxy Statement for the 2022 Annual Meeting of Stockholders must submit such proposals so as to be received by the Company at 100 South Saunders Road, Suite 300, Lake Forest, Illinois 60045, on or before December 18, 2021, or as otherwise permitted by applicable law. Such proposals must comply with all other requirements of SEC Rule 14a-8.
Advance Notice Provisions: The Company’s Bylaws, as amended, currently provide that advance notice of a stockholder’s proposal (including a director nomination) must be delivered to the Secretary of the Company at the Company’s principal executive offices not earlier than one hundred and fifty (150) days, and not later than one hundred and twenty (120) days, prior to the first anniversary of the preceding year’s annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 30 days after the anniversary of the previous year’s annual meeting, this advance notice must be delivered not later than the close of business on the later of the 120th day prior to such annual meeting or the 10th day following the date on which public announcement of the date of such meeting is first made. Each stockholder’s notice must comply with the requirements of the Company’s Bylaws. A copy of the full text of the provisions of the Company’s Bylaws dealing with stockholder nominations and proposals is available to stockholders from the Company’s Investor Relations Department upon written request.
Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Nominating and Governance Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company with all information relating to such nominee that is required to be disclosed in proxy statements pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected). The Nominating

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION
and Governance Committee will consider all director candidates who comply with these requirements and director candidates who are then approved by the Board will be included in the Company’s Proxy Statement for that annual meeting.
If the Company is not notified by the advance notice deadline set forth above of a proposal to be brought before the 2022 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.
BY ORDER OF THE BOARD OF DIRECTORS
/s/ Daniel A. Peisert
Lake Forest, Illinois April , 2021	Daniel A. Peisert President and Chief Executive Officer

PROXY YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. Vote by Internet or Telephone - QUICK EASYIMMEDIATE - 24 Hours a Day, 7 Days a Week or by MailYour phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on May 10, 2021.INTERNET/MOBILE –www.cstproxyvote.comUse the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.Vote at the Meeting –If you plan to attend the virtual online annual meeting, you will need your 12 digit control number to vote electronically at the annual meeting. To attend;https://www.cstproxy.com/assertiotx/2021 PHONE – 1 (866) 894-0536Use a touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares. MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED “FOR” EACH OF THE FIVE NOMINEES LISTED IN PROPOSAL 1 BELOW AND “FOR” PROPOSALS 2, 3, 4, 5 AND 6, AND IN THE PROXIES’ DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. Please mark your votes like this COMPANY PROPOSALSTHE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” EACH OF THE FOLLOWING NOMINEES AND “FOR” PROPOSAL 2. THE BOARD OF DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS 3, 4, 5 AND 6. 1.To elect the five directors of Assertio named in the Proxy Statement to serve until the 2022 Annual Meeting of Stockholders, or until their successors are duly elected and qualified.FORAGAINST ABSTAIN(1)Heather L. Mason(2)William T. McKee(3)Daniel A. Peisert(4)Peter D. Staple(5)James L. Tyree 3.To approve an amendment toAssertio’s Amended and Restated Certificate of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 300,000,000 shares.4.To approve, on an advisory basis, the compensation of Assertio’s named executive officers.5.To ratify the appointment of Grant Thornton LLP as Assertio’s independent registered public accounting firm for the fiscal year ending December 31, 2021. FORAGAINST ABSTAIN FORAGAINST ABSTAIN FORAGAINST ABSTAIN 2. To approve an amendment to Assertio’s Amended and Restated Certificate of Incorporation to effect a reverse stock split and proportionally reduce the number of authorized shares of common stock. FORAGAINST ABSTAIN 6 To transact such other business as may properly come before the Assertio Annual Meeting and any adjournments or postponements thereof.CONTROL NUMBER FORAGAINST ABSTAIN Signature Signature, if held jointly Date , 2021 Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held virtually onMay 11, 2021, at 1:00 p.m. Central Time athttps://www.cstproxy.com/assertiotx/2021The 2021 Proxy Statement and our Annual Report onForm 10-K for fiscal year ended December 31, 2020 are available at https://www.cstproxy.com/assertiotx/2021FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXYTHIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSASSERTIO HOLDINGS, INC.The undersigned hereby appoints Daniel A. Peisert and Paul Schwichtenberg, and each of them, as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote all shares of common stock of Assertio Holdings, Inc. held of record by the undersigned at the close of business on March 31, 2021 at the Annual Meeting of Shareholders of Assertio Holdings, Inc. to be held on May 11, 2021, at 1:00 p.m. Central Time via the internet at https://www.cstproxy.com/assertiotx/2021, and at any adjournment or postponement thereof.THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED ON THE REVERSE HEREOF. IF NO CONTRARY INDICATION IS MADE, THE PROXY WILL BE VOTED IN FAVOR OF ELECTING THE FIVE NOMINEES TO THE BOARD OF DIRECTORS, IN FAVOR OF PROPOSALS 2, 3, 4, 5 AND 6, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXY HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF (INCLUDING, IF APPLICABLE, FOR THE ELECTION OF A PERSON TO THE BOARD OF DIRECTORS IF ANY NOMINEE NAMED IN PROPOSAL 1 BECOMES UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE).(Continued, and to be marked, dated and signed, on the other side)